Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of July 1, 2024, by and among Complete Solaria, Inc., a Delaware corporation (the “Company”), and CRSEF Solis Holdings, L.L.C., a Delaware limited liability company (“Carlyle”), Kline Hill Partners Fund LP, a Delaware limited partnership (“Kline Fund”), Kline Hill Partners IV SPV LLC, a Delaware limited liability company (“Kline Partners”) and Kline Hill Partners Opportunity IV SPV LLC, a Delaware limited liability company (“Kline Opportunity” and together with Kline Fund and Kline Partners, “Kline Hill”). Carlyle and Kline Hill (or any of them) are referred to herein individually as a “Purchaser” and collectively as the “Purchasers”.

Recitals

WHEREAS, Carlyle currently holds 100 Class B Units (the “Class B Units”) in CS Solis, LLC, a Delaware limited liability company (“Solis”), in accordance with the provisions of the Amended and Restated Limited Liability Company of Solis, dated as of February 14, 2022 (as amended to date, the “LLC Agreement”);

WHEREAS, in addition to the LLC Agreement, the Company, CS, LLC, a Delaware limited liability company (the “Class A Member”), and Solis (the Company together with the Class A Member and Solis, the “Complete Solaria Entities”) and Carlyle have entered into: (a) that certain Subscription Agreement, dated February 14, 2022 (as may be amended and/or restated); (b) that certain Designated Board Observer Agreement, dated February 14, 2022 (as may be amended and/or restated); (c) that certain Amended and Restated Consent to Business Combination Agreement, dated July 17, 2023 (as may be amended and/or restated); and (d) that certain Guaranty in favor of CRSEF Solis Holdings, L.L.C., dated July 18, 2023 (as may be amended and/or restated)(the LLC Agreement together with the above agreements referenced in subsections (a)-(d) the “Carlyle Agreements”);

WHEREAS, Carlyle currently holds that certain Amended & Restated Stock Purchase Warrant (Warrant No. 2), issued by the Company and dated July 18, 2023 (the “Carlyle Warrant”), to acquire, subject to the terms of the Carlyle Warrant, 4,936,483 shares of common stock, $0.0001 par value per share (“Common Stock”) of the Company;

WHEREAS, Kline Partners and Kline Opportunity are the lender under a Secured Credit Facility Agreement (the “Secured Facility”) dated as of December 22, 2022 by and among them and The Solaria Corporation (“Solaria”);

WHEREAS, Kline Partners acquired 8% Senior Subordinated Convertible Secured Notes of Solaria (the “8% Notes”) pursuant to that Securities Purchase Agreement dated December 13, 2018 (as amended to date, the “8% Purchase Agreement”);

WHEREAS, in October 2020, Solaria entered into a loan agreement (“Loan Agreement”) with Structural Capital Investments III, LP (“SCI”), and in October 2023, SCI assigned its interest under the Loan Agreement debt to Kline Hill (the “Assignment”);

WHEREAS, Complete Solaria Entities have entered into the following additional agreements with the Kline Hill entities (together with the Secured Facility, 8% Notes, 8% Purchase Agreement, Loan Agreement, and Assignment, the “KHP Agreements”): (a) any security agreement securing the 8% Notes including that certain Security Agreement dated December 13, 2018 (as each may be amended and/or restated, the “Securities Agreement”) under which Kline Hill serves as Agent (as defined therein) for each of the Holders (as defined therein) of the Notes (as defined therein); (f) the Credit Agreement (as defined in the Assignment)(as may be amended and/or restated); and (g) and all other Loan Documents (as defined in the Assignment)(as may be amended and/or restated);

WHEREAS, the Company has offered to issue a Convertible Promissory Note of the Company in the form of Exhibit A hereto (“Convertible Note”) to Carlyle, in the original principal amount of $10,000,000 in exchange for Carlyle’s Class B Units and a Convertible Note in the original principal amount of $7,972,731 plus 1,500,000 shares of Common Stock (the “Stock”) to Kline Hill in exchange for Kline Hill’s entire interest in each of the Secured Facility, the 8% Notes and the Loan Agreement (with all of Solaria’s obligations under those instruments collectively, the “Kline Obligations”);

WHEREAS, on the Settlement Date (as defined below), the Company and each Purchaser propose to exchange (the “Exchange Transaction”) the principal amount of each Purchaser’s Convertible Note for the same aggregate principal amount of the Company’s 12.0% Convertible Senior Notes due 2029 (the “New Notes”) rounded up to the nearest $1,000. The New Notes will be issued pursuant to an Indenture (the “Indenture”), to be dated as of the Settlement Date, between the Company, as issuer, and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”), substantially in the form set forth in Exhibit D hereto; and

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Exchange.

(a) Closing. The closing of the exchange of the Class B Units for a Convertible Note and the exchange of the Kline Obligations for a Convertible Note and the Stock (the “Closing”) shall be held on the date all conditions to closing set forth herein shall have been satisfied (such date being referred to as the “Closing Date”). On the Closing Date (1) Carlyle shall deliver to the Company an assignment of the Class B Units in form and substance satisfactory to the Company, (2) Kline Hill shall deliver to the Company an assignment of the Kline Obligations in form and substance satisfactory to the Company, (3) the Company shall issue an executed original copy of a Convertible Note in the original principal amount of $10,000,000 to Carlyle free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws) and (4) and the Company shall issue an executed original copy of a Convertible Note in the original principal amount of $3,986,365, $1,993,183 and $1,993,183 to Kline Fund, Kline Partners and Kline Opportunity, respectively, and 750,000, 375,000 and 375,000 shares of Common Stock to Kline Fund, Kline Partners and Kline Opportunity, respectively, in each case free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws). Upon Closing, Carlyle and its affiliates shall no longer have any rights or remedies available under Carlyle Agreements and that all obligations of Carlyle thereunder are satisfied in full. Upon Closing, Kline Hill shall terminate all of each Kline Hill entities’ interest in the KHP Agreements, so that the KHP Agreements are of no further force or effect by and between the Complete Solaria Entities and each Kline Hill Entity, (ii) cancel all debt owed to each Kline Hill entity and its affiliates by Complete Solaria Entities and their affiliates, and (iii) satisfy all obligations of the Complete Solaria Entities owed to each Kline Hill entity under the KHP Agreements in full. For the avoidance of doubt, upon the Closing, each Purchaser and its affiliates waives all right to enforce any covenants, rights or remedies under the Carlyle Agreements, or KHP Agreements, as applicable. For purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(b) Carlyle Warrant. At Closing, the Carlyle Warrant is amended so that Section 3(d) (including all subsections) is replaced in its entirety to read: “[Reserved]”. Except as provided in that Adjustment Certificate to Warrant delivered to Carlyle on March 14, 2024, stating that the Carlyle Warrant is exercisable for 4,936,483 shares of Common Stock: (x) all actions by the Company taken on or before the date hereof will not result in any adjustment to the number of Warrant Stock (as defined in the Carlyle Warrant) pursuant to Section 3(d) of the Carlyle Warrant; and (y) the Carlyle shall not have any (and Carlyle hereby waives any) rights to antidilution adjustment under the Carlyle Warrant that occurred on or prior to the date hereof.

(c) Legends. Each Convertible Note shall contain a notation, and each certificate (if any) evidencing shares of Common Stock issuable upon conversion thereof (the “Conversion Shares” and, together with the Convertible Notes and the Stock, the “Securities”), and the Stock, shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. “

(d) Exchange of Convertible Notes for New Notes. Each Purchaser agrees, subject to the conditions set forth in this Agreement, to exchange the Convertible Note held by said Purchaser on the Settlement Date, for a New Note with the same aggregate principal amount (rounded up to the nearest $1,000) as such Convertible Note, and the Company agrees to deliver the applicable amount of the Purchaser’s New Notes to the Purchaser in exchange for the Convertible Note tendered by the Purchaser in the Exchange Transaction on the Settlement Date. Accrued and unpaid interest on the Note up to, but not including, the Settlement Date, will not be paid and interest under the New Notes will begin to accrue from the Closing Date.

(e) Settlement of Exchange Transaction.

(i) The settlement of the Exchange Transaction (the “Settlement”) shall be made remotely via the exchange of documents and signatures at 10:00 A.M., New York City time, on July 12, 2024, or at such other place, time or date as each Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of Settlement being herein referred to as the “Settlement Date.”

(ii) On the Settlement Date, subject to satisfaction of the conditions precedent specified in this Agreement, substantially contemporaneously, (i) each Purchaser shall cause the Convertible Note to be delivered to the Company, and (ii) the Company shall execute, and cause the Trustee to execute and authenticate and cause to be delivered to, or for the benefit of, each Purchaser, the applicable amount of New Notes due to each Purchaser upon consummation of the Exchange Transaction as specified herein.

(iii) The New Notes to be delivered to, or for the benefit of, each Purchaser on the Settlement Date shall be delivered by causing the Trustee to electronically transmit the applicable amounts of the New Notes due to each Purchaser by crediting the account of the Purchaser’s prime broker with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian system, as specified by each Purchaser.

(f) Exchange Transaction Closing Conditions.

The obligations of each Purchaser shall be subject to the satisfaction or waiver of the following conditions on or prior to the Settlement Date:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects on the date hereof and on and as of the Settlement Date, and the Company shall have performed all applicable covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Settlement Date.

(ii) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Settlement Date, prevent the consummation of the Exchange Transaction; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Settlement Date, prevent the consummation of the Exchange Transaction, including, but not limited to, the issuance of the New Notes pursuant thereto.

(iii) DTC. The Securities shall be eligible for clearance and settlement through DTC.

The obligations of the Company shall be subject to the satisfaction or waiver of the following conditions on or prior to the Settlement Date:

(i) Representations and Warranties. The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects on the date hereof and on and as of the Settlement Date, and each Purchaser shall have performed all applicable covenants and agreements and satisfied all conditions to be performed or satisfied hereunder at or prior to the Settlement Date.

(ii) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Settlement Date, prevent the consummation of the Exchange Transaction; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Settlement Date, prevent the consummation of the Exchange Transaction, including the issuance of the New Notes pursuant thereto.

2. Representations and Warranties of each Purchaser. Each Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. Such Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. Such Purchaser has full power and authority to enter into this Agreement. All action on the part of the officers of Purchaser necessary for the execution and delivery of this Agreement, the performance of all obligations of Purchaser under this Agreement has been performed. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Purchaser in connection with the consummation of the transactions contemplated by this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d) Class B Units. Such Purchaser owns its respective interest in the Class B Units or the Kline Obligations, as applicable, free and clear of any and all encumbrances, other than with respect to the Class B Units, those set forth in the LLC Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with such Purchaser in reliance upon such Purchaser’s representations to the Company, which by such Purchaser’s execution of this Agreement, such Purchaser hereby confirms, that the Securities to be acquired by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Restricted Securities. Such Purchaser understands that the offer and sale of the Securities to such Purchaser has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities. Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(f) No Carlyle Interest. Carlyle hereby represents and warrants to the Company and the other Purchaser that after the execution and delivery of this Agreement, Carlyle and its affiliates hold no debt, equity, or contractual interest in or with any Complete Solaria Entity other than this Agreement, the Convertible Note, the Carlyle Designated Board Observer Agreement, and warrants to purchase shares of the Company’s Common Stock issued on or before the date hereof. After the Closing of the transactions contemplated hereby, Carlyle will hold no Class B Units.

(g) No Kline Hill Interest. Kline Hill hereby represents and warrants to the Company and the other Purchaser that after the execution and delivery of this Agreement, Kline Hill and its affiliates hold no debt, equity, or contractual interest in or with any Complete Solaria Entity other than this Agreement, the Convertible Note, the Kline Hill Designated Board Observer Agreement, Common Stock, and warrants to purchase shares of the Company’s Common Stock issued on or before the date hereof.

3. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

(a) Incorporation and Corporate Power. The Company is a Delaware corporation and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Capitalization. On the date hereof, the authorized share capital of the Company is as is described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”).

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement, and to issue the Convertible Notes and the Stock at the Closing, and the Conversion Shares, has been taken or will be taken prior to the Closing. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Convertible Notes, the Stock and the securities issuable upon conversion of the Convertible Notes has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d) Valid Issuance of Securities. The Convertible Notes and the Stock, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the Conversion Shares, when issued in accordance with the terms of the Convertible Notes and this Agreement, will be validly issued, fully paid and nonassessable, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(e) Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchasers in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

(f) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Company’s certificate of incorporation, as it may be amended from time to time (the “Charter”), bylaws or other governing documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Purchase Entirely for Own Account. This Agreement is made with the Company in reliance upon the Company’s representations to the Purchasers, which by the Company’s execution of this Agreement, the Company hereby confirms, that Class B Units, the Kline Obligations and any securities purchasable upon exercise or conversion of those securities (collectively, the “Purchaser Securities”) to be acquired by the Company will be acquired for investment for the Company’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Company has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Company further represents that the Company does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Purchaser Securities.

(h) Restricted Securities. The Company understands that the offer and sale of the Purchaser Securities to the Company has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Company’s representations as expressed herein. The Company understands that the Purchaser Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Company must hold the Purchaser Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

4. Closing Conditions.

(a) The obligation of each Purchaser to exchange its respective interest in Class B Units or Kline Obligations for a Convertible Note (and the Stock in the case of Kline Hill) at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions in a manner satisfactory to each Purchaser, any of which, to the extent permitted by applicable laws, may be waived by a Purchaser as it relates to such Purchaser:

(i) Each Purchaser shall have agreed to exchange its respective interest in the Class B Units and Kline Obligations for a Convertible Note (and the Stock in the case of Kline Hill) hereunder concurrently with Closing or prior thereto;

(ii) The Company shall have provided evidence satisfactory to each Purchaser that Thurman John Rodgers or his designees shall have invested, since June 26, 2024 an additional $17,972,730 into the Company;

(iii) The Company shall have executed and delivered to (x) Carlyle the Designated Board Observer Agreement in the form attached hereto as Exhibit B and (y) Kline Hill the Designated Board Observer Agreement in the form attached hereto as Exhibit C;

(iv) The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(v) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing; and

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by any Purchaser of the Securities.

(b) The obligation of the Company to issue a Convertible Note to each Purchaser (and the Stock to Kline Hill) in exchange for the Class B Units at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) The representations and warranties of the Purchasers set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Closing Date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on any Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(ii) Each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

(iii) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by either Purchaser of the Securities.

5. Termination. This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and any Purchaser, as to itself.

6. Waiver and Release; Covenant Not to Sue; Non-Disparagement.

(a) Acknowledgement and Release of Claims. Effective upon the Closing, each Purchaser and each Complete Solaria Entity (each a “Releasor”), for itself and on behalf of, if applicable, each of its affiliates, and its and their representatives, agents, estates, heirs, successors and assigns, hereby irrevocably, unconditionally and fully and forever acquits, releases, waives and discharges, and further covenants and each agrees that it will not assert any claims, other than claims resulting from gross negligence or willful misconduct on the part of any Released Party (as defined below), against any other Releasor and any of their officers, directors, employees, agents, attorneys, divisions, affiliated corporations, affiliated non-corporation entities, representatives, successors, predecessors and assigns (individually and collectively, the “Released Parties”) from any and all past, present and future debts, losses, costs, bonds, suits, actions, causes of action, liabilities, contributions, attorneys’ fees, interest, damages, punitive damages, expenses, claims, potential claims, counterclaims, crossclaims, or demands, in law or in equity, asserted or unasserted, express or implied, known or unknown, matured or unmatured, contingent or vested, liquidated or unliquidated, of any kind or nature or description whatsoever, that the Releasor had, presently has or may hereafter have or claim or assert to have against any of the Released Parties by reason of any act, omission, transaction, occurrence, conduct, circumstance, condition, harm, matter, cause or thing that has occurred or existed at any time prior to or at the Closing (the “Released Matters”), provided that the parties’ contractual rights (x) under the warrants held by Carlyle and Kline Hill imposing obligations to be performed after the date hereof or (y) under this Agreement, the Convertible Notes, the Carlyle Designated Board Observer Agreement, the Kline Hill Designated Board Observer Agreement, and the New Notes shall not constitute Released Matters.

(b) Covenant Not to Sue. Effective upon the Closing, each Releasor, on behalf of itself and its affiliates, successors, and assigns, hereby covenants not to directly or indirectly assert any rights against the Released Parties, other than those rights resulting from gross negligence or willful misconduct of any Released Party, based upon any of the Released Matters. The provisions of this Agreement will extend and inure to the benefit of and be binding upon, in addition to each party, the respective legal successors, distributees and assigns of such party (including an acquirer of or successor to all or substantially all of such party’s stock, assets or business) just as if such successors, distributees or assigns had executed this Agreement.

(c) Waiver of Unknown Future Claims. The releases contained herein are intended to be complete, global and all-encompassing and specifically includes claims that are known, unknown, fixed, contingent or conditional with respect to the Released Matters. Releasor hereby expressly waives any and all rights conferred upon it by any statute or rule of law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its settlement with the released party, including the following provisions of California Civil Code Section 1542: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY”.

(d) Mutual Non-Disparagement. Effective upon the Closing, the directors and officers of each Purchaser and its officers and directors agree not to disparage any Complete Solaria Entity or any of their current or former officers, directors, employees, shareholders, parents, subsidiaries, affiliates, and agents, in any manner likely to be harmful to its or their business, business reputation, or personal reputation. In addition, each Complete Solaria Entity and, if applicable, each of their subsidiaries, affiliates, agents, officers and directors agrees not to disparage each Purchaser or any of its current or former officers, directors, employees, shareholders, partners, parents, subsidiaries, affiliates, and agents, in any manner likely to be harmful to any of its or their respective businesses, business reputations, or personal reputations. All parties referenced in this provision may respond accurately and fully to any request for information if required by legal process or in connection with a government investigation. In addition, nothing in this provision or this Agreement is intended to prohibit or restrain the parties referenced in this provision or any other person in any manner from making disclosures protected under the whistleblower provisions of federal or state law or regulation or other applicable law or regulation.

7. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt.

(b) No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing.

(d) Entire Agreement. Except as provided in Section 1(b), this Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any dispute between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision except with the prior written consent of the Company and the Purchasers.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. Each of the Company and each Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent; stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Convertible Notes and the securities issuable upon conversion of the Convertible Notes.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Specific Performance. Each Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by such Purchaser in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(r) Further Assurances. The parties agree to execute such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.

(s) Termination of Security Interests. To the extent applicable, on and after Closing, Purchasers hereby release and terminate all security interests in, and liens on, Complete Solaria Entity property and assets. Purchasers hereby covenant and agree to work with Complete Solaria in good faith to terminate all security interests or liens on Complete Solaria Entity assets held by the undersigned, and execute any agreements to terminate said security interests or liens that Complete Solaria Entities may reasonably request from time to time. For the avoidance of doubt, Kline Hill hereby release their security interest in any property of SolarCA, LLC (as successor to The Solaria Corporation), and Kline Hill as Agent under the Security Agreement consents to the sale of assets by the Company under the Asset Purchase Agreement dated September 19, 2023 among the Complete Solaria and Maxeon Solar Technologies, Ltd., and to the release of all liens on the Purchased Assets (as defined in the Asset Purchase Agreement).

(t) Registration Rights. The Company agrees that, within 35 calendar days after the Closing (the “Filing Date”), the Company will file with the SEC (at the Company’s sole cost and expense a registration statement for a shelf registration on Form S-1 or Form S-3, if the Company is eligible to use Form S-3 (in either case, the “Registration Statement”) registering the resale of the Stock and the Conversion Shares that are eligible for registration (determined as of two Business Days prior to such filing) (the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 150th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Closing and (ii) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the Investor furnishing a completed and executed selling shareholders questionnaire in customary form to the Company that contains the information required by SEC rules for a Registration Statement regarding the Investor, the securities of the Company held by the Investor and the intended method of disposition of the Registrable Securities (which shall be limited to non-underwritten public offerings) to effect the registration of the Registrable Securities, and the Investor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC. In such event, the number of Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. Unless required under applicable laws and SEC rules, in no event shall the Investor be identified as a statutory underwriter in the Registration Statement; provided, that if the Investor is required to be so identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw its Registrable Securities from the Registration Statement. The Company shall use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Investor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) the Investor ceases to hold any Registrable Securities and (ii) the date all Registrable Securities held by the Investor may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

CARLYLE:

CRSEF SOLIS HOLDINGS, L.L.c.

BY:	Carlyle Crsef Solis Aggregator, s.c.sp., its managing member
BY:	CRSEF Lux GP S.ἁ.r.l., its general partner

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Exchange Agreement]

KLINE HILL PARTNERS IV SPV LLC

By:	KHP Fund GP IV LLC, its manager

By:
Name:
Title:

KLINE HILL PARTNERS OPPORTUNITY IV SPV LLC

By:	KHP Fund GP IV LLC, its manager

By:
Name:
Title:

KLINE HILL PARTNERS FUND LP

By:	KHP Fund GP LLC, general partner

By:
Name:
Title:

[Signature Page to Exchange Agreement]

COMPANY:

COMPLETE SOLARIA, INC.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

Exhibit A

Convertible Note

Exhibit B

DESIGNATED BOARD OBSERVER AGREEMENT

This DESIGNATED BOARD OBSERVER AGREEMENT, dated as of June 28, 2024 (this “Agreement”), is made and entered into by and between COMPLETE SOLAR HOLDING CORPORATION, a Delaware corporation (the “Company”), and CRSEF SOLIS HOLDINGS, L.L.C., a Delaware limited liability company (the “Carlyle Entity”). The Company and the Carlyle Entity are sometimes individually referred to herein as a “Party”, and collectively as the “Parties”.

WHEREAS, the Company desires to grant the Carlyle Entity certain board observation rights as further described, and subject to the terms and conditions set forth, herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Board Observer Rights.

(a) Grant of Rights. Until the Termination Date (as defined below) with respect to the Company, the Carlyle Entity shall have the right, and be entitled, to designate one (1) natural person in its sole discretion to attend certain meetings of the board of directors of the Company (the “Board”) in solely a non-voting, observer capacity (the “Carlyle Observer”). The Carlyle Entity shall provide written notice to the Company of the identity of the initial Carlyle Observer. The Carlyle Entity shall have the right to remove and/or replace the Carlyle Observer at any time in its sole discretion, including upon the death or disability of any person serving as the Carlyle Observer. The Carlyle Observer shall not: (i) constitute or be deemed to be a member of the Board; (ii) have the right to propose or offer any motions or resolutions to the Board; (iii) have the right to vote on any matter under consideration by the Board or such Committees or otherwise have any power to cause the Company to take, or not to take, any action; or (iv) have any of the rights, duties and obligations of a member of the Board. For the avoidance of doubt, the Carlyle Observer shall not count towards or be required for purposes of establishing any quorum requirement of the Board.

(b) Notwithstanding the foregoing, the Company may exclude Carlyle Observer from access to any material or meeting or portion thereof if: (i) the Board concludes in good faith, upon advice of the Company’s counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege between the Company and such counsel; or (ii) such portion of a meeting is an executive session limited solely to independent director members of the Board, independent auditors and/or legal counsel, as the Board may designate.

(c) Materials and Confidentiality. The Company shall deliver to the Carlyle Observer copies of any notices, minutes, reports, consents, actions taken (or proposed to be taken) without a meeting of the Board (or any committee thereof) and any other materials, in each case, in the same manner that have been provided or made available to any member of the Board (or any committee thereof) (collectively, “Board Materials”). The Carlyle Observer shall be entitled to attend all meetings of the Board (and any committee thereof) in-person, to the extent such meeting is held in-person, or by any other means such meeting is held in accordance with the organizational documents of the Company. Notwithstanding the foregoing, the Carlyle Observer may be excluded from access to any Board Materials or portion thereof or any meeting or portion thereof of the Board if the Company determines in good faith that such exclusion (i) is reasonably necessary to preserve the attorney-client privilege or work product privilege, or (ii) is reasonably necessary to avoid a bona fide conflict of interest.

(d) Termination. The rights granted in this Section 1 shall terminate and be of no further force or effect, and the Carlyle Observer shall be permanently removed and shall cease to have any rights contemplated by this Section 1, upon the earlier of (the date of such occurrence, the “Termination Date”) (i) the repayment in full of the Convertible Promissory Note of the Company issued to the Carlyle Entity on or about the date hereof (the “Convertible Note”) or, if all or any portion of the Convertible Note has been converted into Common Stock of the Company, the sale of 50% or more of that Common Stock by the Carlyle Entity, or (ii) the receipt of written notice from the Company to the Carlyle Entity of any material violation of the terms of this Agreement by Carlyle Observer which (A) remains uncured within five business days after receipt of such notice, or (B) if such violation is not subject to cure, directly causes harm to the Company in the Board’s sole and absolute discretion.

2. Confidentiality. The Parties hereby agree that any and all information regarding the Company received by the Carlyle Observer or the Carlyle Entity under or in connection with this Agreement shall be treated by the Carlyle Observer or the Carlyle Entity as they would treat confidential information of the Carlyle Entity.

3. Miscellaneous.

(a) Absence of Representation or Warranty. The Carlyle Entity, on behalf of itself, its Affiliates (as defined in the Securities Act of 1933, “Affiliates”), the Carlyle Observer and their respective employees, attorneys, accountants, consultants, bankers, financial advisors and representatives (each, a “Representative” and, collectively, “Representatives”), understands and acknowledges that neither the Company, its Affiliates or any of their respective Representatives makes any representation or warranty, express or implied, in this Agreement as to the accuracy or completeness of any confidential information provided to the Carlyle Observer or the Carlyle Entity hereunder. Except as otherwise set forth in this Agreement, the Carlyle Entity, on behalf of itself, its Affiliates, the Carlyle Observer and the respective Representatives of each of the foregoing, agrees that neither the Company, its Affiliates or any of their respective Representatives shall have any liability to the Carlyle Entity, its Affiliates, the Carlyle Observer or any of the respective Representatives of the foregoing relating to or resulting from, or otherwise in connection with, the use of the confidential information or any errors therein or omissions therefrom. Only those representations or warranties which are expressly made by the Company in a final, definitive agreement regarding such matters, when, as and if duly authorized, executed and delivered, and subject to such limitations and restrictions as may be specified therein, will have any legal effect.

(b) Indemnification. The Company shall indemnify and hold harmless the Carlyle Entity and the Carlyle Observer from and against any losses, claims, damages, liabilities and expenses to which the Carlyle Entity or the Carlyle Observer may become subject, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of, relate to, or are based upon the Carlyle Observer’s designation or attendance as a non-voting observer at meetings of the Board or the Carlyle Observer’s receipt of materials or information in connection with his attendance as a non-voting observer at meetings of the Board. The Company will pay or reimburse the Carlyle Entity or the Carlyle Observer, as applicable, for such losses, claims, damages, liabilities and expenses as they are incurred, including, without limitation, for amounts incurred in connection with investigating or defending any such loss, claim, damage, liability, expense or action. Promptly after receipt by the Carlyle Entity or the Carlyle Observer under this Section 3(b) of notice of the commencement of any action (but in no event in excess of 30 days after receipt of actual notice), the Carlyle Entity or the Carlyle Observer, as applicable, will, if a claim in respect thereof is to be made against the Carlyle Entity or the Carlyle Observer under this Section 3(b), notify the Company in writing of the commencement thereof, but the omission to so notify the Company will not relieve the Company from any liability under this Section 3(b), except to the extent that the Company is materially prejudiced by such failure to notify and, in such case, only as to the particular item for which indemnification is then being sought and with respect to which the Company has been materially prejudiced and not from any other liability which the Company may have to the Carlyle Entity or the Carlyle Observer. In case any such action is brought against the Carlyle Entity or the Carlyle Observer, and the Carlyle Entity or the Carlyle Observer, as applicable, notifies the Company of the commencement thereof, the Company will be entitled, to the extent it may wish, to participate in the defense thereof, with separate counsel. Such participation shall not relieve the Company of the obligation to pay or reimburse the Carlyle Entity or the Carlyle Observer for reasonable legal and other expenses (subject to the final sentence of this Section 3(b)) incurred by the Carlyle Entity or the Carlyle Observer in defending itself, except for such expenses incurred after the Company has deposited funds sufficient to effect the settlement (unless an expungement proceeding has been initiated), with prejudice, of the claim in respect of which indemnity is sought. The Company shall not be liable to the Carlyle Entity or the Carlyle Observer on account of any settlement of any claim or action effected without the consent of the Company, such consent not to be unreasonably withheld or delayed. The Company shall pay all reasonable legal fees and expenses of the Carlyle Entity or the Carlyle Observer in the defense of such claims or actions; provided, however, that the Company shall not be obliged to pay legal expenses and fees to more than one law firm (in addition to local counsel) in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against the Carlyle Entity or the Carlyle Observer. Such law firm (in addition to local counsel) shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm (other than local counsel). Notwithstanding the foregoing, (i) the Carlyle Observer or the Carlyle Entity, as applicable, shall repay any expenses paid by the Company under this Section 3(b) if it shall ultimately be determined by a non-appealable final order of a court of proper jurisdiction that the Carlyle Observer or the Carlyle Entity was not entitled to be indemnified against such expenses, (ii) the Company acknowledges and agrees that, with respect to the Carlyle Observer, the foregoing rights to indemnification and advancement of expenses in respect of such third party claims constitute third-party rights extended to the Carlyle Observer by the Company and do not constitute rights to indemnification or advancement of expenses as a result of the Carlyle Observer serving as a director, officer, employee, or agent of the Company and (iii) the Carlyle Observer and the Carlyle Entity shall not be entitled to indemnification or payment of expenses to the extent any such claim arises out of the Carlyle Observer’s gross negligence, fraud or willful misconduct as determined by a non- appealable final order of a court of proper jurisdiction.

(c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Parties; provided that neither party may assign this Agreement without the prior written consent of the other Party.

(d) Remedies. Each Party acknowledges and agrees that monetary damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by such Party and that, in the event of any breach or threatened breach hereof: (i) the non- breaching Party shall have the right to seek immediate injunctive and other equitable relief, without proof of actual damages; (ii) the breaching Party will not plead in defense thereto that there would be an adequate remedy at law; and (iii) the breaching Party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching Party. Such remedies will not be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies that may be available to the non-breaching Party at law or in equity.

(e) Waiver; Amendment. Neither this Agreement nor any provisions hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing, signed by each Party.

(f) Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.

(g) Further Assurances. The Parties agree to execute such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.

(h) Governing Law; Submission to Jurisdiction. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts principles that would result in the application of the laws of another jurisdiction. The Parties irrevocably submit to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City in connection with any suit, action or proceeding related to this Agreement or the transactions contemplated hereby (each, a “Proceeding”), which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

(i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties may execute this Agreement by scanned signature in PDF format, and any scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the Parties is hereby authorized to rely thereon.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day and year first above written.

Carlyle Entity

CRSEF SOLIS HOLDINGS, L.L.c.

by:	Carlyle Crsef Solis Aggregator, s.c.sp., its managing member
BY:	CRSEF Lux GP S.ἁ.r.l., its general partner

By:
Name:
Title:

By:
Name:
Title:

COMPANY:

COMPLETE SOLARIA, INC.

By:
Name:
Title:

[Signature Page to Designated Board Observer Agreement]

Exhibit C

DESIGNATED BOARD OBSERVER AGREEMENT

This DESIGNATED BOARD OBSERVER AGREEMENT, dated as of June 28, 2024 (this “Agreement”), is made and entered into by and between COMPLETE SOLAR HOLDING CORPORATION, a Delaware corporation (the “Company”), and Kline Hill Partners IV SPV LLC (the “Kline Hill Entity”). The Company and the Kline Hill Entity are sometimes individually referred to herein as a “Party”, and collectively as the “Parties”.

WHEREAS, the Company desires to grant the Kline Hill Entity certain board observation rights as further described, and subject to the terms and conditions set forth, herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Board Observer Rights.

(a) Grant of Rights. Until the Termination Date (as defined below) with respect to the Company, the Kline Hill Entity shall have the right, and be entitled, to designate one (1) natural person in its sole discretion to attend certain meetings of the board of directors of the Company (the “Board”) in solely a non-voting, observer capacity (the “Kline Hill Observer”). The Kline Hill Entity shall provide written notice to the Company of the identity of the initial Kline Hill Observer. The Kline Hill Entity shall have the right to remove and/or replace the Kline Hill Observer at any time in its sole discretion, including upon the death or disability of any person serving as the Kline Hill Observer. The Kline Hill Observer shall not: (i) constitute or be deemed to be a member of the Board; (ii) have the right to propose or offer any motions or resolutions to the Board; (iii) have the right to vote on any matter under consideration by the Board or such Committees or otherwise have any power to cause the Company to take, or not to take, any action; or (iv) have any of the rights, duties and obligations of a member of the Board. For the avoidance of doubt, the Kline Hill Observer shall not count towards or be required for purposes of establishing any quorum requirement of the Board.

(b) Notwithstanding the foregoing, the Company may exclude Kline Hill Observer from access to any material or meeting or portion thereof if: (i) the Board concludes in good faith, upon advice of the Company’s counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege between the Company and such counsel; or (ii) such portion of a meeting is an executive session limited solely to independent director members of the Board, independent auditors and/or legal counsel, as the Board may designate.

(c) Materials and Confidentiality. The Company shall deliver to the Kline Hill Observer copies of any notices, minutes, reports, consents, actions taken (or proposed to be taken) without a meeting of the Board (or any committee thereof) and any other materials, in each case, in the same manner that have been provided or made available to any member of the Board (or any committee thereof) (collectively, “Board Materials”). The Kline Hill Observer shall be entitled to attend all meetings of the Board (and any committee thereof) in-person, to the extent such meeting is held in-person, or by any other means such meeting is held in accordance with the organizational documents of the Company. Notwithstanding the foregoing, the Kline Hill Observer may be excluded from access to any Board Materials or portion thereof or any meeting or portion thereof of the Board if the Company determines in good faith that such exclusion (i) is reasonably necessary to preserve the attorney-client privilege or work product privilege, or (ii) is reasonably necessary to avoid a bona fide conflict of interest.

(d) Termination. The rights granted in this Section 1 shall terminate and be of no further force or effect, and the Kline Hill Observer shall be permanently removed and shall cease to have any rights contemplated by this Section 1, upon the earlier of (the date of such occurrence, the “Termination Date”) (i) the repayment in full of the Convertible Promissory Note of the Company issued to the Kline Hill Entity on or about the date hereof (the “Convertible Note”) or, if all or any portion of the Convertible Note has been converted into Common Stock of the Company, the sale of 50% or more of that Common Stock by the Kline Hill Entity, or (ii) the receipt of written notice from the Company to the Kline Hill Entity of any material violation of the terms of this Agreement by Kline Hill Observer which (A) remains uncured within five business days after receipt of such notice, or (B) if such violation is not subject to cure, directly causes harm to the Company in the Board’s sole and absolute discretion.

2. Confidentiality. The Parties hereby agree that any and all information regarding the Company received by the Kline Hill Observer or the Kline Hill Entity under or in connection with this Agreement shall be treated by the Kline Hill Observer or the Kline Hill Entity as they would treat confidential information of the Kline Hill Entity.

3. Miscellaneous.

(a) Absence of Representation or Warranty. The Kline Hill Entity, on behalf of itself, its Affiliates (as defined in the Securities Act of 1933, “Affiliates”), the Kline Hill Observer and their respective employees, attorneys, accountants, consultants, bankers, financial advisors and representatives (each, a “Representative” and, collectively, “Representatives”), understands and acknowledges that neither the Company, its Affiliates or any of their respective Representatives makes any representation or warranty, express or implied, in this Agreement as to the accuracy or completeness of any confidential information provided to the Kline Hill Observer or the Kline Hill Entity hereunder. Except as otherwise set forth in this Agreement, the Kline Hill Entity, on behalf of itself, its Affiliates, the Kline Hill Observer and the respective Representatives of each of the foregoing, agrees that neither the Company, its Affiliates or any of their respective Representatives shall have any liability to the Kline Hill Entity, its Affiliates, the Kline Hill Observer or any of the respective Representatives of the foregoing relating to or resulting from, or otherwise in connection with, the use of the confidential information or any errors therein or omissions therefrom. Only those representations or warranties which are expressly made by the Company in a final, definitive agreement regarding such matters, when, as and if duly authorized, executed and delivered, and subject to such limitations and restrictions as may be specified therein, will have any legal effect.

(b) Indemnification. The Company shall indemnify and hold harmless the Kline Hill Entity and the Kline Hill Observer from and against any losses, claims, damages, liabilities and expenses to which the Kline Hill Entity or the Kline Hill Observer may become subject, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of, relate to, or are based upon the Kline Hill Observer’s designation or attendance as a non-voting observer at meetings of the Board or the Kline Hill Observer’s receipt of materials or information in connection with his attendance as a non-voting observer at meetings of the Board. The Company will pay or reimburse the Kline Hill Entity or the Kline Hill Observer, as applicable, for such losses, claims, damages, liabilities and expenses as they are incurred, including, without limitation, for amounts incurred in connection with investigating or defending any such loss, claim, damage, liability, expense or action. Promptly after receipt by the Kline Hill Entity or the Kline Hill Observer under this Section 3(b) of notice of the commencement of any action (but in no event in excess of 30 days after receipt of actual notice), the Kline Hill Entity or the Kline Hill Observer, as applicable, will, if a claim in respect thereof is to be made against the Kline Hill Entity or the Kline Hill Observer under this Section 3(b), notify the Company in writing of the commencement thereof, but the omission to so notify the Company will not relieve the Company from any liability under this Section 3(b), except to the extent that the Company is materially prejudiced by such failure to notify and, in such case, only as to the particular item for which indemnification is then being sought and with respect to which the Company has been materially prejudiced and not from any other liability which the Company may have to the Kline Hill Entity or the Kline Hill Observer. In case any such action is brought against the Kline Hill Entity or the Kline Hill Observer, and the Kline Hill Entity or the Kline Hill Observer, as applicable, notifies the Company of the commencement thereof, the Company will be entitled, to the extent it may wish, to participate in the defense thereof, with separate counsel. Such participation shall not relieve the Company of the obligation to pay or reimburse the Kline Hill Entity or the Kline Hill Observer for reasonable legal and other expenses (subject to the final sentence of this Section 3(b)) incurred by the Kline Hill Entity or the Kline Hill Observer in defending itself, except for such expenses incurred after the Company has deposited funds sufficient to effect the settlement (unless an expungement proceeding has been initiated), with prejudice, of the claim in respect of which indemnity is sought. The Company shall not be liable to the Kline Hill Entity or the Kline Hill Observer on account of any settlement of any claim or action effected without the consent of the Company, such consent not to be unreasonably withheld or delayed. The Company shall pay all reasonable legal fees and expenses of the Kline Hill Entity or the Kline Hill Observer in the defense of such claims or actions; provided, however, that the Company shall not be obliged to pay legal expenses and fees to more than one law firm (in addition to local counsel) in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against the Kline Hill Entity or the Kline Hill Observer. Such law firm (in addition to local counsel) shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm (other than local counsel). Notwithstanding the foregoing, (i) the Kline Hill Observer or the Kline Hill Entity, as applicable, shall repay any expenses paid by the Company under this Section 3(b) if it shall ultimately be determined by a non-appealable final order of a court of proper jurisdiction that the Kline Hill Observer or the Kline Hill Entity was not entitled to be indemnified against such expenses, (ii) the Company acknowledges and agrees that, with respect to the Kline Hill Observer, the foregoing rights to indemnification and advancement of expenses in respect of such third party claims constitute third-party rights extended to the Kline Hill Observer by the Company and do not constitute rights to indemnification or advancement of expenses as a result of the Kline Hill Observer serving as a director, officer, employee, or agent of the Company and (iii) the Kline Hill Observer and the Kline Hill Entity shall not be entitled to indemnification or payment of expenses to the extent any such claim arises out of the Kline Hill Observer’s gross negligence, fraud or willful misconduct as determined by a non- appealable final order of a court of proper jurisdiction.

(c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Parties; provided that neither party may assign this Agreement without the prior written consent of the other Party.

(d) Remedies. Each Party acknowledges and agrees that monetary damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by such Party and that, in the event of any breach or threatened breach hereof: (i) the non- breaching Party shall have the right to seek immediate injunctive and other equitable relief, without proof of actual damages; (ii) the breaching Party will not plead in defense thereto that there would be an adequate remedy at law; and (iii) the breaching Party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching Party. Such remedies will not be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies that may be available to the non-breaching Party at law or in equity.

(e) Waiver; Amendment. Neither this Agreement nor any provisions hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing, signed by each Party.

(f) Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.

(g) Further Assurances. The Parties agree to execute such further instruments and to take all such further action as may reasonably be necessary to carry out the intent of this Agreement.

(h) Governing Law; Submission to Jurisdiction. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts principles that would result in the application of the laws of another jurisdiction. The Parties irrevocably submit to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City in connection with any suit, action or proceeding related to this Agreement or the transactions contemplated hereby (each, a “Proceeding”), which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

(i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties may execute this Agreement by scanned signature in PDF format, and any scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the Parties is hereby authorized to rely thereon.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day and year first above written.

Kline Hill PARTNERS IV SPV LLC

bY;	KHP Fund GP IV LLC, its manager

By:
	Name:	Michael A. Bego
	Title:	Authorized Signatory

COMPANY:

COMPLETE SOLARIA, INC.

By:
Name:
Title:

Exhibit D

Indenture

COMPLETE SOLARIA, INC.

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

INDENTURE

Dated as of [__], 2024

12.00% Convertible Senior Notes due 2029

i

Article 9
Holders’ Meetings
Section 9.01.	Purpose of Meetings	50
Section 9.02.	Call of Meetings by Trustee	51
Section 9.03.	Call of Meetings by Company or Holders	51
Section 9.04.	Qualifications for Voting	51
Section 9.05.	Regulations	51
Section 9.06.	Voting	52
Section 9.07.	No Delay of Rights by Meeting	52

Article 10
Supplemental Indentures

Section 10.01.	Supplemental Indentures Without Consent of Holders	53
Section 10.02.	Supplemental Indentures with Consent of Holders	54
Section 10.03.	Effect of Supplemental Indentures	55
Section 10.04.	Notation on Notes	55
Section 10.05.	Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee	55

Article 11
Consolidation, Merger, Sale, Conveyance and Lease

Section 11.01.	Company May Consolidate, Etc. on Certain Terms	55
Section 11.02.	Successor Corporation to Be Substituted	56

Article 12
Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01.	Indenture and Notes Solely Corporate Obligations	57

Article 13
[Intentionally Omitted]

Article 14
Conversion of Notes
Section 14.01.	Conversion Privilege	58
Section 14.02.	Conversion Procedure; Settlement Upon Conversion	58
Section 14.03.	Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or a Notice of Redemption	60
Section 14.04.	Adjustment of Conversion Rate	63
Section 14.05.	Adjustments of Prices	72
Section 14.06.	Shares to Be Fully Paid	72
Section 14.07.	Effect of Recapitalizations, Reclassifications and Changes of the Common Stock	72
Section 14.08.	Certain Covenants	74
Section 14.09.	Responsibility of Trustee	75
Section 14.10.	Notice to Holders Prior to Certain Actions	75
Section 14.11.	Stockholder Rights Plans	76
Section 14.12.	Exchange in Lieu of Conversion	76

EXHIBIT

Exhibit A	Form of Note	A-1

INDENTURE dated as of [__], 2024 between COMPLETE SOLARIA, INC., a Delaware corporation, as issuer (the “Company,” as more fully set forth in Section 1.01) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee,” as more fully set forth in Section 1.01).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 12.00% Convertible Senior Notes due 2029 (the “Notes”), initially in an aggregate principal amount as set forth herein, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:

Definitions

Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

“Additional Interest” means all amounts, if any, payable pursuant to Section 4.06(d) and Section 6.03, as applicable.

“Additional Shares” shall have the meaning specified in Section 14.03(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder.

“Affiliate Entity” means Rodgers Massey Revocable Living Trust.

“Affiliate Notes” means Notes sold to the Affiliate Entity and any Note issued in exchange therefor or substitution thereof, other than any such Note that has been sold to a non-Affiliate of the Company (which has not been an Affiliate of the Company within the three months preceding such sale) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of sale or pursuant to Rule 144 under the Securities Act.

“Affiliate Restrictive Notes Legend” shall have the meaning specified in Section 2.05(c).

“Affiliate Restrictive Stock Legend” shall have the meaning specified in Section 2.05(d).

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Combination Event” shall have the meaning specified in Section 11.01.

“Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Called Notes” means Notes called for Optional Redemption pursuant to Article 16 or subject to a Deemed Redemption.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition.

“Clause A Distribution” shall have the meaning specified in Section 14.04(c).

“Clause B Distribution” shall have the meaning specified in Section 14.04(c).

“Clause C Distribution” shall have the meaning specified in Section 14.04(c).

“close of business” means 5:00 p.m. (New York City time).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, at the date of this Indenture, subject to Section 14.07.

“Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns.

“Company Order” means a written order of the Company signed by any of its Officers and delivered to the Trustee.

“Conversion Agent” shall have the meaning specified in Section 4.02.

“Conversion Consideration” shall have the meaning specified in Section 14.12(a).

“Conversion Date” shall have the meaning specified in Section 14.02(c).

“Conversion Obligation” shall have the meaning specified in Section 14.01(a).

“Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time.

“Conversion Rate” shall have the meaning specified in Section 14.01(a).

“Corporate Trust Office” means the designated office of the Trustee at which at any time this Indenture shall be administered, which office at the date hereof is located at U.S. Bank Trust Company, National Association, [633 West 5th Street, 24th Floor, Los Angeles, CA 90071], Attention: [_], or such other address in the continental United States as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto.

“Deemed Redemption” has the meaning set forth in Section 16.02(a).

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Defaulted Amounts” means any amounts on any Note (including, without limitation, the Redemption Price, the Fundamental Change Repurchase Price, principal and interest) that are payable but are not punctually paid or duly provided for.

“Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Designated Financial Institution” shall have the meaning specified in Section 14.12(a).

“Distributed Property” shall have the meaning specified in Section 14.04(c).

“Effective Date” shall have the meaning specified in Section 14.03(c), except that, as used in Section 14.04 and Section 14.05, “Effective Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Event of Default” shall have the meaning specified in Section 6.01.

“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreements” means [(i) the Exchange Agreement, dated June 30, 2024, by and among the Compan, CRSEF Solis Holdings, L.L.C., a Delaware limited liability company, Kline Hill Partners Fund LP, a Delaware limited partnership, Kline Hill Partners IV SPV LLC, and Kline Hill Partners Opportunity IV SPV LLC, a Delaware limited liability company; (ii) the Note Purchase Agreement, dated July 1, 2024, by and between the Company and; and the Note Purchase Agreement, dated July 1, 2024, by and between the Company and Rodgers Massey Revocable Living Trust].

“Exchange Election” shall have the meaning specified in Section 14.12(a).

“Exempted Fundamental Change” shall have the meaning specified in Section 15.02(f).

“Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A.

“Form of Fundamental Change Repurchase Notice” means the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A.

“Form of Note” means the “Form of Note” attached hereto as Exhibit A.

“Form of Notice of Conversion” means the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A.

“Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs:

(a) except in connection with transactions described in clause (b) below, a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its direct or indirect Wholly Owned Subsidiaries and the employee benefit plans of the Company and its Wholly Owned Subsidiaries, has become and files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act that discloses that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of shares of the Common Stock representing more than 50% of the voting power of the Common Stock, unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act regardless of whether such a filing has actually been made; provided that no person or group shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” until such tendered securities are accepted for purchase or exchange under such offer;

(b) the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s direct or indirect Wholly Owned Subsidiaries; provided, however, that a transaction described in clause (A) or clause (B) in which the holders of all classes of the Company’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(d) the Common Stock (or other common stock underlying the Notes) ceases to be listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors);

provided, however, that a transaction or transactions described in clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Notes become convertible into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 14.02(a)). If any transaction in which the Common Stock is replaced by the common stock or other Common Equity of another entity occurs, following completion of any related Make-Whole Fundamental Change Period (or, in the case of a transaction that would have been a Fundamental Change or a Make-Whole Fundamental Change but for the proviso immediately following clause (d) of this definition, following the effective date of such transaction), references to the Company in this definition shall instead be references to such other entity.

“Fundamental Change Company Notice” shall have the meaning specified in Section 15.02(c).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.02(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.02(b)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.02(a).

The terms “given”, “mailed”, “notify” or “sent” with respect to any notice to be given to a Holder pursuant to this Indenture, shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Note) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Note Register (in the case of a Physical Note), in each case, in accordance with Section 17.03. Notice so “given” shall be deemed to include any notice to be “mailed” or “delivered,” as applicable, under this Indenture.

“Global Note” shall have the meaning specified in Section 2.05(b).

“Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any Person in whose name at the time a particular Note is registered on the Note Register.

“Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

“Interest Payment Date” means each January 1 and July 1 of each year, beginning on July 1, 2025.

“last date of original issuance” means (a) with respect to any Notes issued pursuant to the Exchange Agreements, and any Notes issued in exchange therefor or in substitution thereof, the date the Company first issues such Notes; and (b) with respect to any additional Notes issued pursuant to Section 2.10, and any Notes issued in exchange therefor or in substitution thereof, either (i) the later of (x) the date such Notes are originally issued and (y) the last date any Notes are originally issued as part of the same offering pursuant to the exercise of an option granted to the initial purchasers of such Notes to purchase additional Notes; or (ii) such other date as is specified in an Officer’s Certificate delivered to the Trustee before the original issuance of such Notes.

“Last Reported Sale Price” of the Common Stock (or any other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

The “Liquidity Condition” with respect to any Notice of Redemption shall be “satisfied” if the following condition has been satisfied as of the date the Company sends the related Notice of Redemption and is reasonably expected to continue to be satisfied through at least the 30th calendar day after the Redemption Date for the related Optional Redemption: the Company has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the Company was required to file such reports and other materials), after giving effect to all applicable grace periods thereunder and other than current reports on Form 8-K.

“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof).

“Make-Whole Fundamental Change Period” shall have the meaning specified in Section 14.03(a).

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Maturity Date” means July 1, 2029.

“Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture.

“Note Register” shall have the meaning specified in Section 2.05(a).

“Note Registrar” shall have the meaning specified in Section 2.05(a).

“Notice of Conversion” shall have the meaning specified in Section 14.02(b).

“Notice of Redemption” shall have the meaning specified in Section 16.02(a).

“Officer” means, with respect to the Company, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer, the Chief Legal Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officer’s Certificate,” when used with respect to the Company, means a certificate that is delivered to the Trustee and that is signed by any Officer of the Company. Each such certificate shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company.

“open of business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel who is reasonably acceptable to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein, that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section 17.05.

“Optional Redemption” shall have the meaning specified in Section 16.01.

“outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a) Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

(b) Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent);

(c) Notes that have been paid pursuant to the second paragraph of Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course;

(d) Notes converted pursuant to Article 14 and required to be cancelled pursuant to Section 2.08; and

(e) Notes redeemed pursuant to Article 16.

“Paying Agent” shall have the meaning specified in Section 4.02.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Physical Notes” means permanent certificated Notes in registered form issued in denominations of $1,000 principal amount and integral multiples thereof.

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

“Qualified Successor Entity” means, with respect to a Business Combination Event, a corporation; provided, however, that (i) if such Business Combination Event is an Exempted Fundamental Change, then a limited liability company, limited partnership or other similar entity shall also constitute a Qualified Successor Entity with respect to such Business Combination Event; and (ii) a limited liability company or limited partnership that is the resulting, surviving or transferee person of such Business Combination Event shall also constitute a Qualified Successor Entity with respect to such Business Combination Event, provided that, in the case of this clause (ii), (1) if such limited liability company or limited partnership is not treated as a corporation or an entity disregarded as separate from a corporation, in each case for U.S. federal income tax purposes, (x) the Company has received an opinion of a nationally recognized tax counsel to the effect that such Business Combination Event will not be treated as an exchange under Section 1001 of the U.S. Internal Revenue Code of 1986, as amended, for Holders or beneficial owners of the Notes and (y) such limited liability company or limited partnership is a direct or indirect, wholly owned subsidiary of a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; (2) such Business Combination Event constitutes a Share Exchange Event whose Reference Property consists solely of any combination of cash in U.S. dollars and shares of common stock or other corporate Common Equity interests of a corporation described in clause (1)(y); and (3) if the Qualified Successor Entity is disregarded as separate from its owner for U.S. federal income tax purposes, its regarded owner is a U.S. person for U.S. federal income tax purposes.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise).

“Redemption Date” shall have the meaning specified in Section 16.02(a).

“Redemption Period” means, with respect to any Optional Redemption, the period from, and including, the date on which the Company delivers a Notice of Redemption for such Optional Redemption until the close of business on the Scheduled Trading Day immediately preceding the related Redemption Date (or, if the Company defaults in the payment of the Redemption Price, until the close of business on the Scheduled Trading Day immediately preceding the date on which the Redemption Price has been paid or duly provided for).

“Redemption Price” means, for any Notes to be redeemed pursuant to Section 16.01, 100% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case any interest accrued to the Interest Payment Date shall be paid by the Company to Holders of record of such Notes as of the close of business on such Regular Record Date on, or at the Company’s election, before, such Interest Payment Date, and the Redemption Price will be equal to 100% of the principal amount of such Notes).

“Reference Property” shall have the meaning specified in Section 14.07(a).

“Regular Record Date,” with respect to any Interest Payment Date, means the June 15 or December 15 (whether or not such day is a Business Day) immediately preceding the applicable January 1 or July 1 Interest Payment Date, respectively.

“Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter relating to this Indenture is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Indenture.

“Restricted Securities” shall have the meaning specified in Section 2.05(c).

“Restrictive Notes Legend” shall have the meaning specified in Section 2.05(c).

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 144A” means Rule 144A as promulgated under the Securities Act.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Exchange Event” shall have the meaning specified in Section 14.07(a).

“Significant Subsidiary” means a Subsidiary of the Company that is a “significant subsidiary” as defined in Article 1, Rule 1-02(w) of Regulation S-X promulgated by the Commission.

“Spin-Off” shall have the meaning specified in Section 14.04(c).

“Stock Price” shall have the meaning specified in Section 14.03(c).

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Successor Company” shall have the meaning specified in Section 11.01(a).

“Trading Day” means, except for determining amounts due upon conversion, a day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq Global Select Market or, if the Common Stock (or such other security) is not then listed on the Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded and (ii) a Last Reported Sale Price for the Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day; and provided further that, for purposes of determining amounts due upon conversion only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on the Nasdaq Global Select Market or, if the Common Stock is not then listed on the Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.

“transfer” shall have the meaning specified in Section 2.05(c).

“Trigger Event” shall have the meaning specified in Section 14.04(c).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

“unit of Reference Property” shall have the meaning specified in Section 14.07(a).

“Valuation Period” shall have the meaning specified in Section 14.04(c).

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%,” the calculation of which shall exclude nominal amounts of the voting power of shares of Capital Stock or other interests in the relevant Subsidiary not held by such person to the extent required to satisfy local minority interest requirements outside of the United States.

References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to either of Section 4.06(d) or Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Issue, Description, Execution, Registration and Exchange of Notes

Designation and Amount. The Notes shall be designated as the “12.00% Convertible Senior Notes due 2029.” The aggregate principal amount of Notes (including Affiliate Notes) that may be authenticated and delivered under this Indenture is initially limited to $[_], which initially includes $[18,000,000] aggregate principal amount of Affiliate Notes, subject to Section 2.10 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder.

Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict.

Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and any accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein.

Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. • The Notes shall be issuable in registered form without coupons in minimum denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The principal amount of any Note (x) in the case of any Physical Note, shall be payable at the office or agency of the Company maintained by the Company for such purposes in the continental United States of America, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, shall be payable by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay, or cause the Paying Agent to pay, interest • on any Physical Notes • to Holders holding Physical Notes having an aggregate principal amount of $4,500,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and • to Holders holding Physical Notes having an aggregate principal amount of more than $4,500,000, either by check mailed to each such Holder or, upon written application by such a Holder to the Note Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States if such Holder has provided the Company, the Trustee or the Paying Agent (if other than the Trustee) with the requisite information necessary to make such wire transfer, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or • on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment (unless the Trustee shall consent to an earlier date). The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c).

The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

The Trustee shall not at any time be under any duty or responsibility to any Holder of Notes to determine the Defaulted Amounts, or with respect to the nature, extent, or calculation of the amount of Defaulted Amounts owed, or with respect to the method employed in such calculation of the Defaulted Amounts.

Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual, facsimile or electronic signature of its Chief Executive Officer or Chief Financial Officer.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order (such Company Order to include the terms of the Notes) for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder; provided that, subject to Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel of the Company with respect to the issuance, authentication and delivery of such Notes.

Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such person was not such an Officer.

Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee, upon receipt of a Company Order, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer.

None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange for other Notes or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion, (ii) any Notes, or a portion of any Note, surrendered for required repurchase upon a Fundamental Change (and not withdrawn) in accordance with Article 15 or (iii) any Notes selected for Optional Redemption in accordance with Article 16, except the unredeemed portion of any Note being redeemed in part.

All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Exhibit A hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the applicable procedures of the Depositary therefor.

Every Note (other than an Affiliate Note) that bears or is required under this Section 2.05(c) to bear the Restrictive Notes Legend (together with any Common Stock issued upon conversion of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the Restrictive Notes Legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security or any Affiliate Note.

Any certificate evidencing a Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form (the “Restrictive Notes Legend”) (unless (w) such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, (x) such Notes have been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, (y) otherwise agreed by the Company in writing, with notice thereof to the Trustee) or (z) such Note is an Affiliate Note, in which case it shall bear the Affiliate Restrictive Notes Legend):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF COMPLETE SOLARIA, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No transfer of any Note required to bear the legend above will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked. No Notes bearing, or required to bear, the Restrictive Notes Legend (or any interest therein) may be exchanged for, or transferred with the Holder taking delivery in the form of, Notes bearing, or required to bear, the Affiliate Restrictive Notes Legend (or any interest therein).

Any Note (other than an Affiliate Note) (or security issued in exchange or substitution therefor) • that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or • that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, shall, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restrictive Notes Legend required by this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) or (ii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Restrictive Notes Legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee in writing after a registration statement, if any, with respect to the Notes or any Common Stock issued upon conversion of the Notes has become or been declared effective under the Securities Act.

Every Affiliate Note shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the Affiliate Restrictive Notes Legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Affiliate Note, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer.

Any certificate evidencing an Affiliate Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the Affiliate Restrictive Stock Legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form (the “Affiliate Restrictive Notes Legend”) (unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS AN “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF COMPLETE SOLARIA, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

(B) PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SUCH TRANSFER;

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; OR

(D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT).

WITH RESPECT TO ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D), THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No transfer of any Affiliate Note will be registered by the Note Registrar unless the appropriate box on the form of the Form of Assignment and Transfer has been checked and such transfer complies with the transfer restrictions set forth in the Affiliate Restrictive Notes Legend. Any Affiliate Note will bear the Affiliate Restrictive Notes Legend at any time the Company determines that, to comply with law, such Note should bear the Affiliate Restrictive Notes Legend. No Affiliate Note may be exchanged for, or transferred with the Holder taking delivery in the form of, any Note that is not an Affiliate Note, except as described in the immediately succeeding paragraph.

Any Affiliate Note (i) that has been transferred to a non-Affiliate of the Company pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (ii) that has been sold to a non-Affiliate of the Company pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, shall cease to be an Affiliate Note upon such transfer and, upon surrender of such Affiliate Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Affiliate Restrictive Notes Legend required by this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) or (ii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Affiliate Restrictive Notes Legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee in writing after a registration statement, if any, with respect to the Affiliate Notes or any Common Stock issued upon conversion of the Affiliate Notes has become or been declared effective under the Securities Act.

In addition, any Affiliate Note that has been transferred to a non-Affiliate of the Company, upon surrender of such Affiliate Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, may be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall bear the Restrictive Notes Legend required by this Section 2.05(c) and provided that such Note or Notes would then be eligible for resale under Rule 144 (without regard to Rule 144(c)(1) but including the satisfaction of a six-months holding period requirement under Rule 144(d)(1)). The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which the conditions set forth in the immediately preceding sentence have been satisﬁed, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Affiliate Restrictive Notes Legend specified in this Section 2.05(c) but shall instead bear the Restrictive Notes Legend.

Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for exchange of a Global Note or a portion thereof for one or more Physical Notes in accordance with the second immediately succeeding paragraph.

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor Depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor Depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and, subject to the Depositary’s applicable procedures, a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled.

Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered. Notwithstanding the foregoing, no Affiliate Note that is a Physical Note may be transferred into a Global Note other than a Global Note representing solely Affiliate Notes other than in connection with a transfer to a Person other than the Company or an Affiliate in accordance with the Affiliate Restrictive Notes Legend.

At such time as all interests in a Global Note have been converted, canceled, repurchased upon a Fundamental Change, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, repurchased upon a Fundamental Change, redeemed or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

None of the Company, the Trustee or any agent of the Company or the Trustee (including in its capacity as Paying Agent) shall have any responsibility or liability for any act or omission of the Depositary or for the payment of amounts to owners of beneficial interest in a Global Note, for any aspect of the records relating to or payments made on account of those interests by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to those interests.

Any stock certificate representing Common Stock issued upon conversion of a Note shall bear a legend in substantially the following form (unless (v) such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, (w) such Common Stock has been transferred pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, (x) such Common Stock has been issued upon conversion of a Note that has been transferred (I) pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or (II) pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, (y) otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock or (z) such Common Stock was issued upon conversion of an Affiliate Note, in which case it shall bear the Affiliate Restrictive Stock Legend):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF COMPLETE SOLARIA, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock (other than Common Stock issued upon conversion of an Affiliate Note) (i) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (ii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, shall, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(d).

Any stock certificate representing Common Stock issued upon conversion of an Affiliate Note shall bear a legend in substantially the following form (the “Affiliate Restrictive Stock Legend”) (unless (x) such Common Stock has been transferred to a non-Affiliate of the Company pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, (y) such Common Stock has been transferred to a non-Affiliate of the Company pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act or (z) otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS AN “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF COMPLETE SOLARIA, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

(B) PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SUCH TRANSFER;

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; OR

(D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT).

WITH RESPECT TO ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D), THE COMPANY AND THE COMPANY’S TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any shares of Common Stock issued upon conversion of an Affiliate Note will be issued in certificated form (or in book-entry form on the books of the Company’s transfer agent) and will bear the Affiliate Restrictive Stock Legend at any time the Company reasonably determines that, to comply with law, such shares of Common Stock must bear the Affiliate Restrictive Stock Legend.

Any such Common Stock issued upon conversion of an Affiliate Note (i) that has been transferred to a non-Affiliate of the Company pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (ii) that has been sold a non-Affiliate of the Company pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, shall, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the Affiliate Restrictive Stock Legend required by this Section 2.05(d).

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Any Note (other than an Affiliate Note) or Common Stock issued upon the conversion or exchange of a Note (other than an Affiliate Note) that is repurchased or owned by the Company or any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months immediately preceding) may not be resold by the Company or such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note or Common Stock, as the case may be, no longer being a “restricted security” (as defined under Rule 144).

Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, claim, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase upon a Fundamental Change or is about to be converted in accordance with Article 14 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, claim, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, conversion or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, conversion or repurchase of negotiable instruments or other securities without their surrender.

Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder.

Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes surrendered for the purpose of payment at maturity, repurchase upon a Fundamental Change, redemption, registration of transfer or exchange or conversion (other than any Notes exchanged pursuant to Section 14.12), if surrendered to the Company or any of its agents or Subsidiaries, to be surrendered to the Trustee for cancellation. All Notes delivered to the Trustee shall be canceled promptly by it in accordance with its customary procedures. Except for any Notes surrendered for registration of transfer or exchange, or as otherwise expressly permitted by any of the provisions of this Indenture, no Notes shall be authenticated in exchange for any Notes surrendered to the Trustee for cancellation. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver evidence of such disposition to the Company, at the Company’s written request in a Company Order.

CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that the Trustee shall have no liability for any defect in the “CUSIP” numbers as they appear on any Note, notice or elsewhere, and, provided, further, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers. Any Affiliate Note identified by a “CUSIP” number shall bear a distinct CUSIP number from all other Notes.

Additional Notes; Repurchases. The Company may, without the consent of, or notice to, the Holders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder with the same terms as the Notes initially issued hereunder (other than differences in the issue date, the issue price, interest accrued prior to the issue date of such additional Notes and, if applicable, restrictions on transfer in respect of such additional Notes) in an unlimited aggregate principal amount; provided that if any such additional Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities law purposes, such additional Notes shall have one or more separate CUSIP numbers. Prior to the issuance of any such additional Notes, the Company shall deliver to the Trustee a Company Order, an Officer’s Certificate and an Opinion of Counsel, such Officer’s Certificate and Opinion of Counsel to cover such matters, in addition to those required by Section 17.05, as the Trustee shall reasonably request. In addition, the Company may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a privately negotiated transaction or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives, in each case, without the consent of or notice to the Holders of the Notes. The Company may, at its option and to the extent permitted by applicable law, reissue, resell or surrender to the Trustee for cancellation any Notes that it may repurchase, in the case of a reissuance or resale, so long as such Notes do not constitute “restricted securities” (as defined under Rule 144) upon such reissuance or resale; provided that if any such reissued or resold Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities law purposes, such reissued or resold Notes shall have one or more separate CUSIP numbers; provided further that any such reissued or resold Notes shall not have the same CUSIP number as any Affiliate Note. Any Notes that the Company may repurchase shall be considered outstanding for all purposes under this Indenture (other than, at any time when such Notes are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof, as set forth in Section 8.04) unless and until such time as the Company surrenders them to the Trustee for cancellation and, upon receipt of a Company Order, the Trustee shall cancel all Notes so surrendered.

Satisfaction and Discharge

Satisfaction and Discharge. • This Indenture and the Notes shall cease to be of further effect when • all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in Section 2.06 and (y) Notes for whose payment money has heretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.04(d)) have been delivered to the Trustee for cancellation; or • the Company has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon conversion or otherwise, cash and/or shares of Common Stock, solely to satisfy the Company’s Conversion Obligation, sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture or the Notes by the Company; and • the Trustee upon request of the Company contained in an Officer’s Certificate and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and the Notes, when the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and the Notes have been complied with. Notwithstanding the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee, the obligations of the Company to the Trustee under Section 7.06 shall survive.

Particular Covenants of the Company

Payment of Principal and Interest. The Company covenants and agrees that it will cause to be paid the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Any applicable withholding taxes (including backup withholding) may be withheld from payments of interest and payments upon conversion, repurchase or maturity of the Notes, or if any withholding taxes (including backup withholding) are paid on behalf of a Holder or beneficial owner, those withholding taxes may be withheld from payments of cash or Common Stock, if any, payable on the Notes (or, in some circumstances, any payments on the Common Stock) or sales proceeds received by, or other funds or assets of, the Holder or beneficial owner.

Maintenance of Office or Agency. The Company will maintain in the continental United States of America an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the continental United States of America.

The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the continental United States of America for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable.

The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as the office or agency in the continental United States of America where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served; provided that the Corporate Trust Office shall not be a place for service of legal process for the Company.

Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

Provisions as to Paying Agent. • If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

that it will hold all sums held by it as such agent for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders;

that it will give the Trustee prompt written notice of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and

that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) or such accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date.

If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) and accrued and unpaid interest so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable.

Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts.

Subject to applicable escheatment laws, any money and shares of Common Stock deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on and the consideration due upon conversion of any Note and remaining unclaimed for two years after such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and shares of Common Stock, and all liability of the Company as trustee thereof, shall thereupon cease.

Upon any Event of Default pursuant to Section 6.01(h) or Section 6.01(i), the Trustee shall automatically be Paying Agent for the Notes.

Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Rule 144A Information Requirement and Annual Reports. • At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to the Trustee and, upon written request, any Holder, beneficial owner or prospective purchaser of such Notes or any shares of Common Stock issuable upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or shares of Common Stock pursuant to Rule 144A.

The Company shall file with the Trustee, within 15 days after the same are required to be filed with the Commission, copies of any annual or quarterly reports (on Form 10-K or Form 10-Q or any respective successor form) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any such information, documents or reports, or portions thereof, subject to confidential treatment and any correspondence with the Commission, and giving effect to any grace period provided by Rule 12b-25 under the Exchange Act (or any successor thereto)). Any such document or report that the Company files with the Commission via the Commission’s EDGAR system (or any successor system) shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or such successor), it being understood that the Trustee shall not be responsible for determining whether such filings have been made.

Delivery of the reports, information and documents described in subsection (b) above to the Trustee is for informational purposes only, and the information and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate).

If, at any time after the date that is six months after the last date of original issuance of the Notes, the Company has failed to file any report or other materials that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (after giving effect to all applicable grace periods thereunder and other than current reports on Form 8-K), or the Notes (other than the Affiliate Notes) are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes), the Company shall pay Additional Interest on the Notes. Such Additional Interest shall accrue on the Notes at a rate equal to 0.50% per annum of the principal amount of the Notes outstanding for each day on which the Company’s failure to file has occurred and is continuing or the Notes (other than the Affiliate Notes) are not otherwise freely tradable pursuant to Rule 144 by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes). As used in this Section 4.06(d), reports or other materials that the Company is required to “file” with the Commission pursuant to Section 13 or 15(d) of the Exchange Act does not include reports or other materials that the Company furnishes to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

[Reserved].

Additional Interest will be payable in arrears on each Interest Payment Date in the same manner as regular interest on the Notes.

Subject to the immediately succeeding sentence, the Additional Interest that is payable in accordance with Section 4.06(d) shall be in addition to, and not in lieu of, any Additional Interest that may be payable as a result of the Company’s election pursuant to Section 6.03. However, in no event shall Additional Interest payable for the Company’s failure to comply with its obligations to file any report or other materials that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than current reports on Form 8-K), as set forth in Section 4.06(d), together with any Additional Interest that may accrue in the event the Company elects to pay Additional Interest in respect of an Event of Default relating to the Company’s failure to comply with its reporting obligations pursuant to Section 6.03, accrue at a rate in excess of 1.00% per annum pursuant to this Indenture, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest.

If Additional Interest is payable by the Company pursuant to Section 4.06(d), the Company shall deliver to the Trustee an Officer’s Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such Officer’s Certificate, the Trustee may conclusively assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee an Officer’s Certificate setting forth the particulars of such payment.

Without limiting the generality of Section 2.05(c) or Section 2.05(d), if a Holder of any Note or share of Common Stock issued upon conversion of any Note, or an owner of a beneficial interest in any Global Note, or in a global certificate representing any share of Common Stock issued upon conversion of any Note, transfers such Note or share of Common Stock in compliance with Rule 144 and delivers to the Company a written request, certifying that it is not, and has not been at any time during the preceding three months, an Affiliate of the Company, to reissue such Note or share of Common Stock without a restrictive legend, then the Company shall cause the same to occur (and, if applicable, cause such Note or share of Common Stock to thereafter be represented by an “unrestricted” CUSIP number in the facilities of the related Depositary), and the Company shall use its commercially reasonable efforts to cause such occurrence within two Trading Days of such request.

Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2024) an Officer’s Certificate stating whether the signers thereof have knowledge of any Event of Default that occurred during the previous year and, if so, specifying each such Event of Default and the nature thereof.

In addition, the Company shall deliver to the Trustee, within 30 days after the Company obtains knowledge of the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof; provided that the Company is not required to deliver such notice if such Event of Default or Default has been cured or is no longer continuing.

Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Lists of Holders and Reports by the Company and the Trustee

Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than 15 days after each June 15 and December 15 in each year beginning with December 15, 2024, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may dispose of any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

Defaults and Remedies

Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes:

default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days;

default in the payment of principal of any Note when due and payable on the Maturity Date, upon Optional Redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture upon exercise of a Holder’s conversion right and such failure continues for five Business Days;

failure by the Company to give a Fundamental Change Company Notice in accordance with Section 15.02(c) or notice of a Make-Whole Fundamental Change in accordance with Section 14.03(b), in either case when due and such failure continues for five Business Days;

failure by the Company to comply with its obligations under Article 11;

failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture;

default by the Company or any Significant Subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed with a principal amount in excess of $10,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such debt when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 45 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of Notes then outstanding in accordance with this Indenture;

the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

a final judgment or judgments for the payment of $10,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any Significant Subsidiary, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;.

Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing, then, and in each and every such case (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may declare 100% of the principal of, and accrued and unpaid interest, if any, on, all the outstanding Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable.

The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from • the nonpayment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest, if any, on, any Notes, or • a failure to pay or deliver, as the case may be, the consideration due upon conversion of the Notes.

Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall, for the first 365 days after the occurrence of such an Event of Default, consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to (x) 0.25% per annum of the principal amount of the Notes outstanding for each day that such Event of Default is continuing during the first 180 days after the occurrence of such Event of Default and (y) 0.50% per annum of the principal amount of the Notes outstanding from the 181st day to, and including, the 365th day following the occurrence of such Event of Default, as long as such Event of Default is continuing. Subject to the last paragraph of this Section 6.03, Additional Interest payable pursuant to this Section 6.03 shall be in addition to, not in lieu of, any Additional Interest payable pursuant to Section 4.06(d). If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Notes. On the 366th day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) is not cured or waived prior to such 366th day), the Notes shall be immediately subject to acceleration as provided in Section 6.02. The provisions of this paragraph will not affect the rights of Holders in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02 as a result of the Event of Default pursuant to Section 6.01(f) if such Event of Default is then continuing.

In order to elect to pay Additional Interest as the sole remedy during the first 365 days after the occurrence of any Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) in accordance with the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent (if other than the Trustee) in writing of such election prior to the beginning of such 365-day period. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

In no event shall Additional Interest payable at the Company’s election for failure to comply with its obligations as set forth in Section 4.06(b) as set forth in this Section 6.03, together with any Additional Interest that may accrue as a result of the Company’s failure to file any report or other materials that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than current reports on Form 8-K), pursuant to Section 4.06(d), accrue at a rate in excess of 1.00% per annum pursuant to this Indenture, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest.

Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, if any, with interest on any overdue principal and interest, if any, at the rate borne by the Notes at such time and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees and expenses, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies or property, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First, to the payment of all amounts due the Trustee in all of its capacities under this Indenture;

Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto;

Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount (including, if applicable, the payment of the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) then owing and unpaid upon the Notes for principal and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and accrued and unpaid interest; and

Fourth, to the payment of the remainder, if any, to the Company.

Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price) or interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture or the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided;

Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

such Holders shall have offered to the Trustee such security or indemnity reasonably satisfactory to it against any loss, claim, liability or expense to be incurred therein or thereby;

the Trustee for 60 days after its receipt of such notice, request and offer, or provision, of such security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and

no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holder), or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be.

Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee and that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other Holder (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder) or that would involve the Trustee in personal liability. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except any continuing defaults relating to (i) a default in the payment of accrued and unpaid interest, if any, on, or the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Notice of Defaults. The Trustee shall, within 90 days after a Responsible Officer obtains actual knowledge of the occurrence of a Default that is then continuing, deliver to all Holders notice of all Defaults actually known to a Responsible Officer, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), or accrued and unpaid interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as it determines that the withholding of such notice is in the interests of the Holders.

Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note (including, but not limited to, the Redemption Price and the Fundamental Change Repurchase Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note, or receive the consideration due upon conversion, in accordance with the provisions of Article 14.

Concerning the Trustee

Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered, and if requested, provided, to the Trustee indemnity or security satisfactory to it against any loss, claim, liability or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may, as to the truth of the statements and the correctness of the opinions expressed therein, conclusively rely upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes;

if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event;

the Trustee shall not be required to give any bond or surety in respect of the execution of the trusts and powers under this Indenture;

in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses, fees, taxes or other charges incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; and

in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. Prior to taking any action under the indenture, the Trustee shall receive indemnification or security satisfactory to it against any loss, liability or expense caused by taking or not taking such action.

Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

whenever in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on its part, conclusively rely upon an Officer’s Certificate;

the Trustee may consult with counsel of its selection, and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder;

the permissive rights of the Trustee enumerated herein shall not be construed as duties;

the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of the individuals and/or titles of officers authorized at such times to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded; and

neither the Trustee nor any of its directors, officers, employees, agents, or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company, or its directors, members, officers, agents, affiliates, or employees, nor shall they have any liability in connection with the malfeasance or nonfeasance by such parties. The Trustee shall not be responsible for any inaccuracy in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties or set forth herein as a result of any inaccuracy or incompleteness.

In no event shall the Trustee be liable for any special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been received by a Responsible Officer of the Trustee from the Company or from any Holder.

No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent or Note Registrar.

Monies and Shares of Common Stock to Be Held in Trust. All monies and shares of Common Stock received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and shares of Common Stock held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money or shares of Common Stock received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time and the Trustee shall receive such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as previously and mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct. The Company also covenants to indemnify the Trustee or any predecessor Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its agents and any authenticating agent for, and to hold them harmless against, any loss, claim, damage, liability or expense incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder and the enforcement of this Indenture (including this Section 7.06), including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes, and, for the avoidance of doubt, such lien shall not be extended in a manner that would conflict with the Company’s obligations to its other creditors. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Officer’s Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence and willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of gross negligence and willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign promptly in the manner and with the effect hereinafter specified in this Article.

Resignation or Removal of Trustee.

The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation to the Holders, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders, petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

In case at any time any of the following shall occur:

the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide Holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company.

Succession by Merger, Etc. Any organization or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any organization or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any organization or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any organization or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such organization or other entity shall be eligible under the provisions of Section 7.08.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any Officer that the Company has indicated to the Trustee should receive such application actually receives such application, unless any such Officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted.

Concerning the Holders

Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced • by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or • by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or • by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date, if one is selected, shall be not more than fifteen days prior to the date of commencement of solicitation of such action.

Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument or writing by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes under this Indenture; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected nor incur any liability by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or shares of Common Stock so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person (x) such holder’s right to convert a Note in which it holds such beneficial interest on account of a Deemed Redemption, and (y) such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture following an Event of Default.

Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or an Affiliate of the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

Holders’ Meetings

Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02.

Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the outstanding Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes.

Supplemental Indentures

Supplemental Indentures Without Consent of Holders. The Company and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

to cure any ambiguity, omission, defect or inconsistency;

to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 11;

to add guarantees with respect to the Notes;

to secure the Notes;

to add to the covenants or Events of Default of the Company for the benefit of the Holders or surrender any right or power conferred upon the Company;

to make any change that does not adversely affect the rights of any Holder as determined by the Company in good faith;

in connection with any Share Exchange Event, to provide that the Notes are convertible into Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 14.07;

to comply with the rules of any applicable Depositary, including The Depository Trust Company, so long as such amendment does not adversely affect the rights of any Holder in any material respect;

to appoint a successor trustee with respect to the Notes;

to increase the Conversion Rate as provided in this Indenture; or

to provide for the acceptance of appointment by a successor Trustee, Note Registrar, Paying Agent or Conversion Agent to facilitate the administration of the trusts under this Indenture by more than one trustee.

Upon the written request of the Company, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Notes or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall:

reduce the principal amount of Notes whose Holders must consent to an amendment;

reduce the rate of or extend the stated time for payment of interest on any Note;

reduce the principal of or extend the Maturity Date of any Note;

except as required by this Indenture, make any change that adversely affects the conversion rights of any Notes;

reduce the Redemption Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

make any Note payable in a currency, or at a place of payment, other than that stated in the Note;

change the ranking of the Notes; or

make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09.

Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any supplemental indenture under Section 10.01 or this Section 10.02 becomes effective, the Company shall deliver to the Holders a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties, indemnities, privileges and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture; such Opinion of Counsel to include a customary legal opinion stating that such supplemental indenture is the valid and binding obligation of the Company, subject to customary exceptions and qualifications. The Trustee shall have no responsibility for determining whether any amendment or supplemental indenture will or may have an adverse effect on any Holder.

Consolidation, Merger, Sale, Conveyance and Lease

Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries, taken as a whole, to another Person (other than any such sale, conveyance, transfer or lease to one or more of the Company’s direct or indirect Wholly Owned Subsidiaries) (a “Business Combination Event”) unless:

the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall be a Qualified Successor Entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture all of the obligations of the Company under the Notes and this Indenture; and

immediately after giving effect to such Business Combination Event, no Default or Event of Default shall have occurred and be continuing under this Indenture.

For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person.

Successor Corporation to Be Substituted. In case of any such Business Combination Event and upon the assumption by the Successor Company (if not the Company), by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except in the case of a lease of all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries, taken as a whole, shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and may thereafter exercise every right and power of the Company under this Indenture. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such Business Combination Event that is a consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes. In case of any such Business Combination Event, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Immunity of Incorporators, Stockholders, Officers and Directors

Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

[Intentionally Omitted]

Conversion of Notes

Conversion Privilege.

Subject to and upon compliance with the provisions of this Article 14, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note, at any time prior to the close of business on the Business Day immediately preceding the Maturity Date at an initial conversion rate of 595.2381 shares of Common Stock (subject to adjustment as provided in this Article 14, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to the settlement provisions of Section 14.02, the “Conversion Obligation”).

Conversion Procedure; Settlement Upon Conversion.

Subject to this Section 14.02, Section 14.03(b) and Section 14.07(a), upon conversion of any Note, the Company shall cause to be delivered to the converting Holder, in respect of each $1,000 principal amount of Notes being converted, a number of shares of Common Stock equal to the Conversion Rate, together with a cash payment, if applicable, in lieu of any fractional shares (assuming delivery of the maximum number of shares of Common Stock due upon conversion that do not represent a fractional share of Common Stock) in accordance with subsection (j) of this Section 14.02, on the second Business Day immediately following the relevant Conversion Date, provided that, with respect to any Conversion Date following the Regular Record Date immediately preceding (x) the Maturity Date, or (y) if any Note that has been called (or deemed called as provided in Section 16.02(b)) for Optional Redemption, the related Redemption Date, then the Company shall settle any such conversion on the Maturity Date (or, if the Maturity Date is not a Business Day, the next Business Day), or the related Redemption Date. For the avoidance of doubt, neither the Trustee nor any agent thereof or under this Indenture shall have any responsibility to deliver shares of Common Stock to any person or deal with cash payments in relation to conversions, except for cash payments in lieu of any fractional shares of Common Stock and in the circumstances set forth in Section 14.03(b) and Section 14.07(a).

Subject to Section 14.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the applicable procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile, PDF or other electronic transmission thereof) (a notice pursuant to the applicable procedures of the Depositary or a notice as set forth in the Form of Notice of Conversion, a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents and (4) if required, pay funds equal to any interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h). The Trustee (and if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 14 on the Conversion Date for such conversion. No Notes may be surrendered for conversion by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.03.

If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (b) above. The Company shall issue or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, the full number of shares of Common Stock to which such Holder shall be entitled, in certificated form or book-entry format through the Depositary (provided that shares of Common Stock required to bear the Affiliate Restrictive Stock Legend shall be issued in certificated form or in book-entry form on the books of the Company’s transfer agent), in satisfaction of the Company’s Conversion Obligation.

In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion.

If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of Common Stock upon conversion, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay that tax. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence.

Except as provided in Section 14.04, no adjustment shall be made for dividends on any shares of Common Stock issued upon the conversion of any Note as provided in this Article 14.

Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee.

Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but not including, the relevant Conversion Date. As a result, accrued and unpaid interest, if any, to, but not including, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the foregoing, if Notes are converted after the close of business on a Regular Record Date and prior to the open of business on the corresponding Interest Payment Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of any interest payable on such Notes on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so converted; provided that no such payment shall be required (1) for conversions following the close of business on the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; (3) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; or (4) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record on the Regular Record Date immediately preceding the Maturity Date shall receive the full interest payment due on the Maturity Date in cash regardless of whether their Notes have been converted following such Regular Record Date.

The Person in whose name the shares of Common Stock shall be issuable upon conversion shall be treated as a stockholder of record as of the close of business on the relevant Conversion Date. Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion.

The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon conversion based on the Last Reported Sale Price for the relevant Conversion Date.

Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or a Notice of Redemption.

If • the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to convert its Notes in connection with such Make-Whole Fundamental Change or • the Company delivers a Notice of Redemption as provided under Section 16.02 and a Holder elects to convert its Called Notes in connection with such Notice of Redemption, as the case may be, the Company shall, under the circumstances described below, increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional shares of Common Stock (the “Additional Shares”), as described below. A conversion of Notes shall be deemed for these purposes to be “in connection with” a Make-Whole Fundamental Change if the relevant Conversion Date occurs during the period from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of an Exempted Fundamental Change or a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”). A conversion of Notes shall be deemed for these purposes to be “in connection with” a Notice of Redemption if such Notes are Called Notes with respect to such Notice of Redemption and the relevant Conversion Date occurs during the related Redemption Period. For the avoidance of doubt, if the Company elects to redeem fewer than all of the outstanding Notes pursuant to Article 16, Holders of the Notes that are not Called Notes shall not be entitled to an increase in the Conversion Rate for conversions of such Notes (on account of the Notice of Redemption) during the applicable Redemption Period.

Upon surrender of Notes for conversion in connection with a Make-Whole Fundamental Change or a Notice of Redemption, the Company shall cause to be delivered shares of Common Stock in accordance with Section 14.02; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, for any conversion of Notes following the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the Stock Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of converted Notes equal to the Conversion Rate (including any increase to reflect the Additional Shares), multiplied by such Stock Price. In such event, the Conversion Obligation shall be determined and paid to Holders in cash on the fifth Business Day following the Conversion Date. The Company shall notify the Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing of the Effective Date of any Make-Whole Fundamental Change no later than five Business Days after such Effective Date.

The number of Additional Shares, if any, by which the Conversion Rate shall be increased for conversions in connection with a Make-Whole Fundamental Change or a Notice of Redemption shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective or the date the Company delivers the Notice of Redemption, as the case may be (in each case, the “Effective Date”), and the price (the “Stock Price”) paid (or deemed to be paid) per share of the Common Stock in the Make-Whole Fundamental Change or determined with respect to the Notice of Redemption, as the case may be. If the holders of the Common Stock receive in exchange for their Common Stock only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Last Reported Sale Prices of the Common Stock over the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the applicable Effective Date. If a conversion of Called Notes during a Redemption Period would also be deemed to be in connection with a Make-Whole Fundamental Change, a Holder of any such Notes to be converted shall be entitled to a single increase to the Conversion Rate with respect to the first to occur of the Effective Date of the Notice of Redemption or the Make-Whole Fundamental Change, as applicable, and the later event shall be deemed not to have occurred for purposes of such conversion for purposes of this Section 14.03.

The Stock Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section 14.04.

The following table sets forth the number of Additional Shares by which the Conversion Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 14.03 for each Stock Price and Effective Date set forth below:

	Stock Price
Effective Date	$1.12	$1.25	$1.50	$1.75	$2.00	$2.18	$2.52	$2.75	$3.00	$5.00	$7.50	$10.00	$15.00	$20.00	$30.00	$50.00	$100.00	$200.00	$300.00	$500.00
July 1, 2024	297.6190	263.2480	215.7333	183.0571	159.1650	145.5780	125.4563	114.7782	105.0833	62.8640	41.8933	31.4190	20.9460	15.7095	10.4730	6.2838	3.1419	1.5710	1.0473	0.0000
July 1, 2025	297.6190	245.4000	198.1533	166.6171	144.0700	131.4174	112.9048	103.1636	94.3633	56.3520	37.5507	28.1620	18.7747	14.0810	9.3873	5.6324	2.8162	1.4081	0.9387	0.0000
July 1, 2026	297.6190	222.3600	174.2400	143.7886	122.9300	111.5505	95.2738	86.8618	79.3367	47.2680	31.4960	23.6220	15.7480	11.8110	7.8740	4.7244	2.3622	1.1811	0.7874	0.0000
July 1, 2027	297.6190	197.1600	144.3133	113.8743	94.7900	85.0229	71.7579	65.1709	59.3867	35.3040	23.5280	17.6460	11.7640	8.8230	5.8820	3.5292	1.7646	0.8823	0.5882	0.0000
July 1, 2028	297.6190	177.6160	108.3867	74.2000	56.8500	49.4220	40.6786	36.7491	33.4233	19.8900	13.2587	9.9440	6.6293	4.9720	3.3147	1.9888	0.9944	0.4972	0.3315	0.0000
July 1, 2029	297.6190	177.6160	71.4267	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Stock Price and Effective Date may not be set forth in the table above, in which case:

if the Stock Price is between two Stock Prices in the table above or the Effective Date is between two Effective Dates in the table, the number of Additional Shares by which the Conversion Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Prices and the earlier and later Effective Dates, as applicable, based on a 365-day year;

if the Stock Price is greater than $500.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Conversion Rate; and

if the Stock Price is less than $1.12 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Conversion Rate.

Notwithstanding the foregoing, in no event shall the Conversion Rate per $1,000 principal amount of Notes exceed 892.8571 shares of Common Stock, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 14.04.

Nothing in this Section 14.03 shall prevent an adjustment to the Conversion Rate that would otherwise be required pursuant to Section 14.04 in respect of a Make-Whole Fundamental Change.

Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Notes participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in this Section 14.04, without having to convert their Notes, as if they held a number of shares of Common Stock equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder.

If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR'	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS'	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this Section 14.04(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.04(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

If the Company distributes to all or substantially all holders of the Common Stock any rights, options or warrants (other than pursuant to a stockholder rights plan) entitling them, for a period of not more than 60 calendar days after the announcement date of such distribution, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such distribution, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR'	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock distributable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the distribution of such rights, options or warrants.

Any increase made under this Section 14.04(b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such distribution had not occurred.

For purposes of this Section 14.04(b), in determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith.

If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding • dividends, distributions or issuances (including share splits) as to which an adjustment was effected pursuant to Section 14.04(a) or Section 14.04(b), • except as otherwise provided in Section 14.11, rights issued pursuant to any stockholder rights plan of the Company then in effect, • distributions of Reference Property in exchange for, or upon conversion of, Common Stock in a Share Exchange Event, • dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 14.04(d) shall apply, and • Spin-Offs as to which the provisions set forth below in this Section 14.04(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR'	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Company in good faith) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 14.04(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution.

With respect to an adjustment pursuant to this Section 14.04(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR'	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that in respect of any conversion of Notes during the Valuation Period, the reference to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 14.04(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.04(c) (and no adjustment to the Conversion Rate under this Section 14.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.04(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.04(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 14.04(a), Section 14.04(b) and this Section 14.04(c), if any dividend or distribution to which this Section 14.04(c) is applicable also includes one or both of:

(A) a dividend or distribution of shares of Common Stock to which Section 14.04(a) is applicable (the “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 14.04(b) is applicable (the “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.04(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 14.04(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 14.04(a) and Section 14.04(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 14.04(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 14.04(b).

If the Company makes any cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Rate shall be adjusted based on the following formula:

CR' = CR0 ×	SP0
SP0 − C

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR'	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Company distributes to all or substantially all holders of the Common Stock.

Any increase pursuant to this Section 14.04(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes it holds, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Dividend Date for such cash dividend or distribution.

If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then applicable tender offer rules under the Exchange Act (other than any odd-lot tender offer), to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR'	=	the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Company in good faith) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS'	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP'	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The increase to the Conversion Rate under this Section 14.04(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion of Notes, if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate.

If the Company or one of its Subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer described in this Section 14.04(e) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been made.

Notwithstanding this Section 14.04 or any other provision of this Indenture or the Notes, if a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, and a Holder that has converted its Notes on or after such Ex-Dividend Date and on or prior to the related Record Date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date as described under Section 14.02(i) based on an adjusted Conversion Rate for such Ex-Dividend Date, then, notwithstanding the Conversion Rate adjustment provisions in this Section 14.04, the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.04, and subject to applicable exchange listing rules, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Company determines that such increase would be in the Company’s best interest. In addition, subject to applicable exchange listing rules, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase shares of Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event.

Notwithstanding anything to the contrary in this Article 14, the Conversion Rate shall not be adjusted:

upon the issuance of any shares of Common Stock at a price below the Conversion Price or otherwise, other than any such issuance described in clause (a), (b) or (c) of this Section 14.04;

upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan or program (including pursuant to any evergreen plan) of or assumed by the Company or any of the Company’s Subsidiaries;

upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (iii) of this subsection and outstanding as of the date the Notes were first issued;

for a third-party tender offer by any party other than a tender offer by one or more of the Company’s Subsidiaries as described in clause (e) of this Section 14.04;

upon the repurchase of any shares of Common Stock pursuant to an open market share purchase program or other buy-back transaction, including structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives, or other buy-back transaction, that is not a tender offer or exchange offer of the kind described under clause (e) of this Section 14.04;

solely for a change in the par value (or lack of par value) of the Common Stock; or

for accrued and unpaid interest, if any.

All calculations and other determinations under this Article 14 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share.

If an adjustment to the Conversion Rate otherwise required by this Section 14.04 would result in a change of less than 1% to the Conversion Rate, then, notwithstanding the foregoing, the Company may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest to occur of the following: • when all such deferred adjustments would result in an aggregate change of at least 1% to the Conversion Rate, • on the Conversion Date for any Notes, • on any date on which the Company delivers a Notice of Redemption and • on the effective date of any Fundamental Change and/or Make-Whole Fundamental Change, in each case, unless the adjustment has already been made.

Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Conversion Agent if not the Trustee) an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

For purposes of this Section 14.04, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices over a span of multiple days (including, without limitation, the period, if any, for determining the Stock Price for purposes of a Make-Whole Fundamental Change or a Notice of Redemption), the Company shall, in good faith, make appropriate adjustments (without duplication in respect of any adjustment made pursuant to Section 14.04) to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date or expiration date, as the case may be, of the event occurs at any time during the period when the Last Reported Sale Prices are to be calculated.

Shares to Be Fully Paid. The Company shall at all times reserve, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, a number of shares of Common Stock equal to the product of • the number of outstanding Notes and • the Conversion Rate (assuming the Conversion Rate has been increased by the maximum number of Additional Shares pursuant to Section 14.03), to provide for conversion of the Notes from time to time as such Notes are presented for conversion.

Effect of Recapitalizations, Reclassifications and Changes of the Common Stock.

In the case of:

any recapitalization, reclassification or change of the Common Stock (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination),

any consolidation, merger, combination or similar transaction involving the Company,

any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s Subsidiaries substantially as an entirety or any statutory share exchange,

in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Share Exchange Event”), then, at and after the effective time of such Share Exchange Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Share Exchange Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Share Exchange Event and, prior to or at the effective time of such Share Exchange Event, the Company or the successor or acquiring Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(g) providing for such change in the right to convert each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Share Exchange Event the number of shares of Common Stock otherwise deliverable upon conversion of the Notes in accordance with Section 14.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Share Exchange Event.

If the Share Exchange Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property into which the Notes will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. If the holders of the Common Stock receive only cash in such Share Exchange Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Share Exchange Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 14.03), multiplied by the price paid per share of Common Stock in such Share Exchange Event and (B) the Company shall satisfy the Conversion Obligation by paying cash to converting Holders on the fifth Business Day immediately following the relevant Conversion Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing of such weighted average as soon as practicable after such determination is made.

If the Reference Property in respect of any such Share Exchange Event includes, in whole or in part, shares of Common Equity or American depositary receipts (or other interests) in respect thereof, such supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 14 with respect to the portion of the Reference Property consisting of such Common Equity or American depositary receipts (or other interests) in respect thereof. If, in the case of any Share Exchange Event, the Reference Property includes shares of stock, securities or other property or assets (including any combination thereof), other than cash and/or cash equivalents, of a Person other than the Company or the successor or acquiring Person, as the case may be, in such Share Exchange Event, then such supplemental indenture shall also be executed by such other Person, if such Person is an Affiliate of the Company or the successor or acquiring Person, and shall contain such additional provisions to protect the interests of the Holders as the Company shall in good faith reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 15.

When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 14.07, the Company shall promptly file with the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Share Exchange Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver or cause to be delivered notice thereof to all Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

The Company shall not become a party to any Share Exchange Event unless its terms are consistent with this Section 14.07. None of the foregoing provisions shall affect the right of a Holder of Notes to convert its Notes into shares of Common Stock as set forth in Section 14.01 and Section 14.02 prior to the effective date of such Share Exchange Event.

The above provisions of this Section shall similarly apply to successive Share Exchange Events.

Certain Covenants. • The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(b) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be validly issued upon conversion, the Company will, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be.

The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Company will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon conversion of the Notes.

Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.07 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 14.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer’s Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

Notice to Holders Prior to Certain Actions. In case of any:

action by the Company or one of its Subsidiaries that would require an adjustment in the Conversion Rate pursuant to Section 14.04 or Section 14.11; or

voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture), the Company shall cause to be filed with the Trustee and the Conversion Agent (if other than the Trustee) and to be delivered to each Holder, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such action by the Company or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Common Stock of record are to be determined for the purposes of such action by the Company or one of its Subsidiaries, or (ii) the date on which such dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, dissolution, liquidation or winding-up.

Stockholder Rights Plans. If the Company has a stockholder rights plan in effect upon conversion of the Notes, each share of Common Stock, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 14.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Exchange in Lieu of Conversion.

When a Holder surrenders its Notes for conversion, the Company may, at its election (an “Exchange Election”), direct the Conversion Agent to deliver, on or prior to the Trading Day immediately following the Conversion Date, such Notes to one or more financial institutions designated by the Company (each, a “Designated Financial Institution”) for exchange in lieu of conversion. In order to accept any Notes surrendered for conversion, the Designated Financial Institution(s) must agree to timely deliver in exchange for such Notes, the shares of Common Stock and cash in lieu of any fractional share that would otherwise be due upon conversion pursuant to Section 14.02 or such other amount agreed to by the Holder and the Designated Financial Institution(s) (the “Conversion Consideration”). If the Company makes an Exchange Election, the Company shall, by the close of business on the Trading Day following the relevant Conversion Date, notify in writing the Trustee, the Conversion Agent (if other than the Trustee) and the Holder surrendering Notes for conversion that the Company has made the Exchange Election, and the Company shall promptly notify the Designated Financial Institution(s) of the relevant deadline for delivery of the Conversion Consideration and the type of Conversion Consideration to be paid and/or delivered, as the case may be.

Any Notes delivered to the Designated Financial Institution(s) shall remain outstanding, subject to the applicable procedures of the Depositary. If the Designated Financial Institution(s) agree(s) to accept any Notes for exchange but does not timely pay and/or deliver, as the case may be, the related Conversion Consideration, or if such Designated Financial Institution(s) does not accept the Notes for exchange, the Company shall pay and/or deliver, as the case may be, the relevant Conversion Consideration, as, and at the time, required pursuant to this Indenture as if the Company had not made the Exchange Election.

The Company’s designation of any Designated Financial Institution(s) to which the Notes may be submitted for exchange does not require such Designated Financial Institution(s) to accept any Notes.

Repurchase of Notes at Option of Holders

[Intentionally Omitted].

Repurchase at Option of Holders Upon a Fundamental Change.

Subject to Section 15.02(f), if a Fundamental Change occurs at any time, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion of the principal amount thereof properly surrendered and not validly withdrawn pursuant to Section 15.03 that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 Business Days or more than 35 Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of accrued and unpaid interest to Holders of record as of the close of business on such Regular Record Date on, or at the Company’s election, before, such Interest Payment Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased pursuant to this Article 15.

Repurchases of Notes under this Section 15.02 shall be made, at the option of the Holder thereof, upon:

delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s applicable procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case, on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and

delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the applicable procedures of the Depositary, in each case, such delivery or transfer being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

The Fundamental Change Repurchase Notice in respect of any Physical Notes to be repurchased shall state:

(i) the certificate numbers of the Notes to be delivered for repurchase;

(ii) the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and

(iii) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture.

If the Notes are Global Notes, to exercise the Fundamental Change repurchase right, Holders must surrender their Notes in accordance with applicable Depositary procedures.

Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 15.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03.

The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

On or before the 20th Business Day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders and the Trustee and the Paying Agent (in the case of a Paying Agent other than the Trustee) a notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the resulting repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Simultaneously with providing such notice, the Company shall publish such information on the Company’s website or through such other public medium as the Company may use at that time. Each Fundamental Change Company Notice shall specify:

the events causing the Fundamental Change;

the effective date of the Fundamental Change;

the last date on which a Holder may exercise the repurchase right pursuant to this Article 15;

the Fundamental Change Repurchase Price;

the Fundamental Change Repurchase Date;

the name and address of the Paying Agent and the Conversion Agent, if applicable;

if applicable, the Conversion Rate and any adjustments to the Conversion Rate as a result of the Fundamental Change (or related Make-Whole Fundamental Change);

that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and

the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.02.

At the Company’s written request given at least two (2) Business Days before such notice is to be sent (or such shorter period as shall be acceptable to the Trustee), the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company.

Notwithstanding anything to the contrary in this Article 15, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article 15 and such third party purchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth above.

Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the applicable procedures of the Depositary shall be deemed to have been cancelled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

Notwithstanding anything to the contrary in this Section 15.02, the Company shall not be required to send a Fundamental Change Company Notice, or offer to repurchase or repurchase any Notes, as set forth in this Article 15, in connection with a Fundamental Change occurring pursuant to clause (b)(A) or (B) of the definition thereof, if: (i) such Fundamental Change constitutes a Share Exchange Event whose Reference Property consists entirely of cash in U.S. dollars; (ii) immediately after such Fundamental Change, the Notes become convertible (pursuant to Section 14.07 and, if applicable, Section 14.03) into consideration that consists solely of U.S. dollars in an amount per $1,000 principal amount of Notes that equals or exceeds the Fundamental Change Repurchase Price per $1,000 principal amount of Notes (calculated assuming that the same includes the maximum amount of accrued but unpaid interest payable as part of the Fundamental Change Repurchase Price for such Fundamental Change); and (iii) the Company provides written notice to Holders of the effective date of any such transaction as promptly as practicable following the date the Company publicly announces such transaction or, if practicable to do so using commercially reasonable efforts, prior to such effective date. Any Fundamental Change with respect to which, in accordance with the provisions described in this Section 15.02(f), the Company does not offer to repurchase any Notes is referred to as herein as an “Exempted Fundamental Change.”

Withdrawal of Fundamental Change Repurchase Notice. A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) in respect of Physical Notes by means of a written notice of withdrawal delivered to the Corporate Trust Office of the Paying Agent in accordance with this Section 15.03 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying:

the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be $1,000 or an integral multiple thereof,

the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

If the Notes are Global Notes, Holders must withdraw their Notes subject to repurchase at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date in accordance with applicable procedures of the Depositary.

Deposit of Fundamental Change Repurchase Price. (c) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not validly withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 15.02 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price.

If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to pay the Fundamental Change Repurchase Price (and, to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable) of the Notes to be repurchased on such Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or whether or not the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price and, to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable).

Upon surrender of a Note that is to be repurchased in part pursuant to Section 15.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered.

Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer upon a Fundamental Change pursuant to this Article 15, the Company will, if required:

comply with the tender offer rules under the Exchange Act that may then be applicable;

file a Schedule TO or any other required schedule under the Exchange Act; and

otherwise comply in all material respects with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes;

in each case, so as to permit the rights and obligations under this Article 15 to be exercised in the time and in the manner specified in this Article 15.

To the extent that the provisions of any securities laws or regulations enacted or adopted after the date of this Indenture conflict with the provisions of this Indenture relating to the Company’s obligations to repurchase the Notes upon a Fundamental Change, the Company shall comply with such securities laws and regulations and shall not be deemed to have breached its obligations under such provisions of this Indenture by virtue of such conflict.

Optional Redemption

Optional Redemption. The Notes shall not be redeemable by the Company prior to July 5, 2026. The Company may redeem (an “Optional Redemption”) for cash all or any portion of the Notes, at the Redemption Price, (iii) if the Liquidity Condition is satisfied in accordance with the definition thereof; and (iv) (x) on or after July 5, 2026 and prior to July 1, 2027, if the Last Reported Sale Price of the Common Stock has been at least 150% of the Conversion Price then in effect, and (y) on or after July 5, 2027, if the Last Reported Sale Price of the Common Stock has been at least 130% of the Conversion Price then in effect, in each case of clause (x) and (y), for at least 20 Trading Days (whether or not consecutive) during any 30 consecutive Trading Day period (including the last Trading Day of such period) ending on, and including, the Trading Day immediately preceding the date on which the Company provides the Notice of Redemption in accordance with Section 16.02.

Notice of Optional Redemption; Selection of Notes.

In case the Company exercises its Optional Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to Section 16.01, it shall fix a date for redemption (each, a “Redemption Date”) and it or, at its written request received by the Trustee not less than five Business Days prior to the date such Notice of Redemption is to be sent (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a notice of such Optional Redemption (a “Notice of Redemption”) not less than 15 calendar days nor more than 60 calendar days prior to the Redemption Date to each Holder. The Redemption Date must be a Business Day.

If the Company elects to redeem less than all of the outstanding Notes in accordance with this Section 16.02(a), and the Holder of any Note (or any owner of a beneficial interest in any Global Note) is reasonably not able to determine, before the close of business on the 14th calendar day immediately before the relevant Redemption Date, whether such Note or beneficial interest, as applicable, is to be redeemed pursuant to such Optional Redemption, then the Notes of such Holder or owner, as applicable, shall be deemed to be called for redemption for purposes of Section 14.03 (a “Deemed Redemption”) and shall be entitled to an increased Conversion Rate, if any, in accordance with Section 14.03 on account of the Notice of Redemption for conversions of such Note or beneficial interest, as applicable, at any time during the relevant Redemption Period.

For the avoidance of doubt, if the Company elects to redeem fewer than all of the outstanding Notes in accordance with this Section 16.02(a), Holders of the Notes not called for Optional Redemption shall not be entitled to an increased Conversion Rate in accordance with Section 14.03 on account of the Notice of Redemption for conversions of such Notes during the related Redemption Period, except in the limited circumstances set forth in the immediately preceding paragraph. The Trustee shall have no obligation to make any determination in connection with the foregoing.

The Notice of Redemption, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Notice of Redemption or any defect in the Notice of Redemption to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

Each Notice of Redemption shall specify:

the Redemption Date;

the Redemption Price;

that on the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after payment of the Redemption Price in full on the Redemption Date;

the place or places where such Notes are to be surrendered for payment of the Redemption Price;

that Holders of Called Notes may surrender such Notes for conversion at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date;

the procedures a converting Holder must follow to convert its Called Notes;

the Conversion Rate and, if applicable, the number of Additional Shares added to the Conversion Rate in accordance with Section 14.03;

the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and

in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued.

A Notice of Redemption shall be irrevocable.

If fewer than all of the outstanding Notes are to be redeemed and the Notes to be redeemed are Global Notes, the Notes to be redeemed shall be selected by the Depositary in accordance with the applicable procedures of the Depositary. If fewer than all of the outstanding Notes are to be redeemed and the Notes to be redeemed are not Global Notes, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee considers to be fair and appropriate. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of the Note submitted for conversion shall be deemed (so far as may be possible) to be the portion selected for redemption, subject, in the case of Notes represented by a Global Note, to the Depositary’s applicable procedures.

Payment of Notes Called for Redemption.

If any Notice of Redemption has been given in respect of all or any part of the Notes in accordance with Section 16.02, the Notes so subject to redemption shall become due and payable on the Redemption Date at the place or places stated in the Notice of Redemption and at the applicable Redemption Price. On presentation and surrender of the Notes to be redeemed at the place or places stated in the Notice of Redemption, such Notes shall be paid and redeemed by the Company at the applicable Redemption Price. Upon surrender of a Note that is to be redeemed in part pursuant to Section 16.01, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unredeemed portion of the Note surrendered.

Prior to 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05, an amount of cash (in immediately available funds if deposited on the Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price.

Restrictions on Redemption. The Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes).

Miscellaneous Provisions

Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company.

Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by overnight courier or by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Complete Solaria, Inc., [Address], Attention: [_]. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in PDF format to an email address specified by the Trustee.

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the applicable procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed. Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any Note provides for notice of any event (including any Fundamental Change Company Notice) to a Holder of a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with the Depositary’s applicable procedures.

Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.

The Company irrevocably and unconditionally waives, to the fullest extent Permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer’s Certificate stating that such action is permitted by the terms of this Indenture.

Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08, Section 7.02(h) and Section 8.04) shall include (d) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (e) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (f) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (g) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent to such action have been complied with; provided that no Opinion of Counsel shall be required to be delivered in connection with (1) the original issuance of Notes on the date hereof under this Indenture or (2) a request by the Company that the Trustee deliver a notice to Holders under this Indenture where the Trustee receives an Officer’s Certificate with respect to such notice. With respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials.

Notwithstanding anything to the contrary in this Section 17.05, if any provision in this Indenture specifically provides that the Trustee shall or may receive an Opinion of Counsel in connection with any action to be taken by the Trustee or the Company hereunder, the Trustee shall be entitled to, or entitled to request, such Opinion of Counsel.

Legal Holidays. In any case where any Interest Payment Date, any Fundamental Change Repurchase Date, any Redemption Date or the Maturity Date is not a Business Day or is a day on which financial institutions located in the state in which the Corporate Trust Office is located are authorized or required by law or executive order to close or be closed, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day that is not a day on which financial institutions located in the state in which the Corporate Trust Office is located are authorized or required by law or executive order to close or be closed with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay.

No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 15.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent.

If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Officer

Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the other parties hereto shall be deemed to be their original signatures for all purposes.

Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, pandemics, epidemics, quarantine restrictions, recognized public emergencies, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Calculations. Except as otherwise provided herein, the Company shall be responsible for making all calculations called for under this Indenture and the Notes. These calculations include, but are not limited to, determinations of the Last Reported Sale Prices of the Common Stock, any accrued interest payable on the Notes and the Conversion Rate of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. The Company shall provide a schedule of its calculations to each of the Trustee, the Paying Agent (if other than the Trustee) and the Conversion Agent (if other than the Trustee), and each of the Trustee, the Paying Agent and the Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any Holder of Notes upon the request of that Holder at the sole cost and expense of the Company.

USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act.

Electronic Signatures. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English). The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

COMPLETE SOLARIA, INC.

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[Signature Page to Indenture]

EXHIBIT A

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF COMPLETE SOLARIA, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

[INCLUDE FOLLOWING LEGEND IF AN AFFILIATE NOTE]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS AN “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF COMPLETE SOLARIA, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

(B) PURSUANT TO, AND IN ACCORDANCE WITH, A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT AT THE TIME OF SUCH TRANSFER;

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT; OR

(D) UNDER ANY OTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT).

WITH RESPECT TO ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (D), THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE AND MAY RELY UPON TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

Complete Solaria, Inc.

12.00% Convertible Senior Note due 2029

No. [_________]	[Init ially][1] $[_______________]

CUSIP No. [________]

Complete Solaria, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]2 [_______]3, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto]4 [of $[_______]]5, which amount, taken together with the principal amounts of all other outstanding Notes (including Affiliate Notes), shall not, unless permitted by the Indenture, exceed $[_] in aggregate at any time, in accordance with the rules and applicable procedures of the Depositary, on July 1, 2029, and interest thereon as set forth below.

This Note shall bear interest at the rate of 12.00% per year from [_], 2024, or from the most recent date to which interest has been paid or provided for to, but excluding, the next scheduled Interest Payment Date until July 1, 2029. Interest is payable semi-annually in arrears on each January 1 and July 1, commencing on July 1, 2025, to Holders of record at the close of business on the preceding June 15 and December 15 (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 4.06(d) and Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to either of such Section 4.06(d) or Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture.

[1]	Include if a global note.
[2]	Include if a global note.
[3]	Include if a physical note.
[4]	Include if a global note.
[5]	Include if a physical note.

The Company shall pay the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and its Corporate Trust Office as a place in the continental United States of America where Notes may be presented for payment or for registration of transfer and exchange.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into shares of Common Stock on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York.

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

COMPLETE SOLARIA, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

Complete Solaria, Inc.
12.00% Convertible Senior Note due 2029

This Note is one of a duly authorized issue of Notes of the Company, designated as its 12.00% Convertible Senior Notes due 2029 (the “Notes”), limited to the aggregate principal amount of $[_], which initially includes $[18,000,000] aggregate principal amount of Affiliate Notes, all issued or to be issued under and pursuant to an Indenture dated as of [_], 2024 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, the Redemption Price on any Redemption Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences.

Each Holder shall have the right to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money or shares of Common Stock, as the case may be, herein prescribed.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

The Notes shall be redeemable at the Company’s option on or after July 5, 2026 in accordance with the terms and subject to the conditions specified in the Indenture. No sinking fund is provided for the Notes.

Upon the occurrence of a Fundamental Change (other than an Exempted Fundamental Change), the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, prior to the close of business on the Business Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into shares of Common Stock at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	=	as tenants in common

UNIF GIFT MIN ACT	=	Uniform Gifts to Minors Act

CUST	=	Custodian

TEN ENT	=	as tenants by the entireties

JT TEN	=	joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

SCHEDULE A6

SCHEDULE OF EXCHANGES OF NOTES

Complete Solaria, Inc.
12.00% Convertible Senior Notes due 2029

The initial principal amount of this Global Note is _______ DOLLARS ($[_________]). The following increases or decreases in this Global Note have been made:

Date of exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

[6]	Include if a global note.

ATTACHMENT 1

[FORM OF NOTICE OF CONVERSION]

To:	[U.S. Bank Trust Company, National Association
633 West 5th Street, 24th Floor
Los Angeles, CA 90071]
Attention: [_]

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated: __________________________

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code) Please print name and address
Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

ATTACHMENT 2

To:	[U.S. Bank Trust Company, National Association
633 West 5th Street, 24th Floor
Los Angeles, CA 90071]
Attention: [_]

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Complete Solaria, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated: _____________________________
________________________________
Signature(s)

________________________________
Social Security or Other Taxpayer
Identification Number

Principal amount to be repaid (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

ATTACHMENT 3

[FORM OF ASSIGNMENT AND TRANSFER]

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Note, the undersigned confirms that such Note is being transferred:

☐	To Complete Solaria, Inc. or a subsidiary thereof; or

☐	Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

[The undersigned confirms that the foregoing transfer is not being made to a Holder of Notes bearing, or required to bear, the Affiliate Restrictive Notes Legend.]7

[The undersigned confirms that the foregoing transfer complies with the restrictions set forth in the Affiliate Restrictive Notes Legend.]8

Dated: ________________________
_____________________________________
_____________________________________
Signature(s)

_____________________________________
Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

[7]	In the case of a transfer of Notes bearing the Restrictive Notes Legend

[8]	In the case of a transfer of Notes bearing the Affiliate Restrictive Notes Legend

[Signature Page to Designated Board Observer Agreement]